UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer
Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

EMERGING MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

ANNUAL REPORT

For the year ended
September 30, 2013

Brandes International Equity Fund
Dear Shareholder:

Amid a banner period for international equities, the net asset value of the Brandes International Equity Fund (Class A Shares without sales charge) increased 26.06% during the 12 months ended September 30, 2013. For the same period, the Fund’s benchmark, the MSCI EAFE Index, rose 23.77%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the fiscal year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets
A number of investor concerns continued to drive volatility in various equity markets. Political turmoil in the Middle East and slowing economic growth in China and India were among the featured headlines that weighed on market sentiment. The specter of rising U.S. interest rates, amid worries the Federal Reserve would be tapering its quantitative easing program, also contributed to market anxiety.

However, as the period drew to a close, the market reacted positively to news such as the expected euro zone recovery and the Fed’s announcement that it would continue its bond purchase program to keep long-term interest rates low and spur economic growth. These developments helped the MSCI EAFE Index finish strong for the period.

The Fund
The Fund’s positions in financials, information technology and consumer staples contributed most to outperformance during the period. In each of these sectors, we saw the benefit of bottom-up stock selection as the Fund’s holdings in these areas outperformed those of the benchmark.

Within consumer staples, positive performance was mostly attributed to the Fund’s allocation to the food & staples retailing industry. It is interesting to note that all of our holdings in this industry (Carrefour, Koninklijke Ahold, J. Sainsbury and William Morrison Supermarket) are domiciled in Europe — a region that has been out of favor amid the economic uncertainty over the last few years. Although we have been attracted to each company for different fundamental reasons (e.g., turnaround prospects as well as industry leading sales growth and profit margins), one theme is consistent for all: attractive valuations. Some of these retailers have been among the lowest-priced consumer staples stocks anywhere.

Performance detraction during the period came mainly from select holdings in telecommunication services — most notably Italy’s Telecom Italia and Mexico-based America Movil. In addition, the Fund’s Japanese pharmaceuticals holdings (e.g., Taisho Pharmaceutical Holding and ONO Pharmaceutical) also negatively affected relative performance.

Brandes International Equity Fund

From a country perspective, the Fund’s overweight and stock selection in France and the Netherlands aided performance, while its position in Brazil — with representatives such as energy company Petrobras and electric utility provider Eletrobras — weighed most  on relative returns.

During the period, we sold a few holdings as their prices appreciated toward our estimates of their intrinsic value. For example, we took advantage of rising Japanese equity prices by selling out the Fund’s holdings in Japan Tobacco and Sony. Other eliminated positions included U.K.-based retailing company Kingfisher and media company ITV.

The Fund also initiated new positions across a number of countries and industries, including France-based multi-utility provider Suez Environment and building products manufacturer Saint Gobain, as well as Japan’s Nissan Motor and electronics company TDK Corporation.

Outlook
As of September 30, 2013, the Brandes International Equity Fund traded at over 30% discount to the MSCI EAFE Index based on price-to-book ratio.

Going forward, we will continue to pursue what we believe are mispriced investment opportunities with appealing long-term prospects in various international markets. This may include emerging markets, where recent macroeconomic and geopolitical turbulence might provide a conducive environment for bottom-up stock picking. Wherever we look for value opportunities, one thing will never change: our belief that valuations always matter and that focusing on individual company fundamentals is paramount in the pursuit of favorable investment results.

Thank you for your continued trust and confidence in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

Brandes International Equity Fund

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Price/Book: Price per share divided by book value per share.

Price/Earnings: Price per share divided by earnings per share.

Price/Cash Flow: Price per share divided by cash flow per share.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of 22 developed market country indices.  This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Equity Fund — Class I from September 30, 2003 to September 30, 2013 and in the Morgan Stanley Capital International EAFE Index.

Value of $10,000 vs Morgan Stanley Capital International
EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return
	Periods Ended September 30, 2013
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Equity Fund
Class A*	26.06%	3.75%	7.35%	8.80%
Class A* (with maximum sales charge)	18.85%	2.54%	6.72%	8.42%
Class C*	25.26%	2.92%	6.52%	7.97%
Class E*	26.15%	3.85%	7.40%	8.83%
Class I	26.43%	3.93%	7.58%	9.05%
Morgan Stanley Capital International
EAFE Index	23.77%	6.35%	8.01%	4.96%

(1)	The since inception dates are as follows: Class A: January 31, 2011; Class C: January 31, 2013; Class E: October 6, 2008; Class I: January 2, 1997.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to October 6, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Brandes International Equity Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Shareholder:

Amid solid gains in global equity markets, the net asset value of the Brandes Global Equity Fund (Class A Shares without sales charges) increased 29.04% in the 12 months ended September 30, 2013. For the same period, the MSCI World Index rose 20.21%.

In this letter, I will review sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the fiscal year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets
During the period, global markets moved higher due in large part to optimism that the global economic recovery from the 2008 financial crisis is perhaps on a more sustainable track, as well as continued efforts by major central banks to keep easy-money policies in place. In the third quarter of 2013, global markets got a boost from the Federal Reserve’s announcement that it will continue its $85-billion-a-month bond purchase program aimed to keep long-term interest rates low and spur economic growth.

These themes helped offset concerns over rising U.S. interest rates, brought on by worries the Fed will be tapering its quantitative easing program, political turmoil in the Middle East and worries over slowing economic growth in some developing countries, including China and India.

The Fund
The Fund’s outperformance during the fiscal year was driven mainly by investments in the United States, Europe and Japan, especially in the information technology, consumer staples and financials sectors. In each of these countries and sectors, we believe the benefits of individual stock selection show well, as Fund holdings generally fared better compared to those in the benchmark.

During the period, technology holdings performed strongly, and our allocation to the sector has been the largest contributor to absolute and relative returns. Holdings that did particularly well included: U.S.-based Western Digital and Hewlett-Packard (HP) in the computers & peripherals industry; Switzerland-based TE Connectivity in the electronic equipment instruments & components industry; and Sweden-based Ericsson in the communications equipment industry.

Over the past several years, technology stocks in general have meaningfully underperformed the market. We believe this has helped create attractive buying opportunities in select technology areas, especially within some of the personal computer (PC) related companies (such as HP, Intel and Microsoft).  With regard to PC companies, many of these businesses are now experiencing the very real

Brandes Global Equity Fund

effects of widely discussed declining PC unit sales, but we continue to believe that many investors have extrapolated and vastly overrated the causes and the pace of that decline (especially when factoring in the growing use of PCs in emerging markets) and have also failed to acknowledge the changing nature of the business mix with some of these companies. Consequently, we were able to buy some of the less-glamorous tech companies that we believe possess strong balance sheets, good free cash flow and generally better growth rates and economics than the overall market, and most importantly at what we believe to be very attractive valuations. Information technology is our second-largest sector overweight as of September 30, 2013.

The Fund’s significant exposure to the food & staples retailing industry led to positive relative and absolute performance in the consumer staples sector during the fiscal year. After struggling through a period of anemic growth and downward pressure on consumer spending, food retailers in Europe (Carrefour, William Morrison Supermarkets and Royal Ahold) and North America (Safeway and Kroger) recovered sharply as a combination of company-specific actions to reshape their business portfolios and an improved economic backdrop helped bolster profitability.

Within financials, insurance firms Swiss RE AG of Switzerland and AEGON, N.V. of the Netherlands experienced substantial gains and contributed positively to the Fund’s fiscal-year returns.

Performance detractors during the period included holdings in the telecommunication services sector, specifically in Europe. Telecom Italia has experienced share-price distress during the period due to declining revenues, and a difficult regulatory environment that may have created excessive competition. Although our positions in European telecoms have not yet performed to our expectations, we continue to believe in their long-term prospects. There is a growing market perception that the telecom sector is perhaps nearing an inflection point, despite some very challenging industry fundamentals. We hold the view that the regulatory environment is now likely to improve, and in the meantime we believe the valuations of these and our other European telecoms are extremely attractive. As long-term value investors, we place the most emphasis on attractive pricing.

Select holdings in the healthcare sector also detracted from relative performance during the period. Marginal relative underperformance of our pharmaceutical holdings, which is one of our largest industry allocations in the Fund, slightly detracted from otherwise strong gains in the fiscal year. In the past holdings in this generally defensive industry tended to lag in strong equity market environments. Such periodic underperformance, however, does not deter us from investing in

Brandes Global Equity Fund

what we believe are attractively valued companies. We maintain a large weighting to this diverse industry which has historically been well capitalized and cash-generative.

As always, the Fund’s allocations are a result of our bottom-up stock selection process and not the result of top-down views on the relative attractiveness of specific sectors, industries or regions.

Among the decisions made during the period, the global investment committee divested the Fund’s positions in U.S.-based firms Safeway, HP, Kroger, Twenty-First Century Fox, Boston Scientific, Xerox, Valero Energy and News Corp. In Japan, the Fund sold its holdings in Sumitomo Mitsui Financial, Fujifilm and Sony Corp., as well as its positions in Netherlands-based STMicroelectronics and Brazilian electric utility Centrais Electricas Brasileiras.

Food retailers Kroger and Safeway benefited from the stronger economic environment in the United States and company-specific actions involving disposing of certain lagging assets and returning capital to shareholders. When we sold these two companies toward the close of the Fund’s fiscal year, we believed the market had appropriately reflected the positive steps taken by the companies and the improved operating environment.

HP was one of the Fund’s biggest positive performance contributors during the period and sold at a nice gain in the third quarter of 2013.

We eliminated our positions in electronics manufacturer Sony and multinational document management firm Xerox as their share prices appreciated toward our estimates of intrinsic value. For Xerox, we had reduced our estimates of its intrinsic value over the past few years as we ultimately underestimated the extent and risk of the secular decline to Xerox’s core copier business, brought on by intense competition and the onset of mobile computing. For Sony, we sold our position as we no longer believe the company can overcome the increased competition and margin destruction from lower-cost Korean, Taiwanese and Chinese competitors.

New buys during the period included U.K.-based Imperial Tobacco, South Korea-based Hyundai Mobis and Samsung Electronics, as well as Brazil-based Petroleo Brasileiro and Banco Santander. Resorts operator Genting Malaysia was also added to Fund holdings in the period.

Outlook
The Brandes Global Equity Fund continues to invest in businesses for the long term, seeking companies trading at a meaningful discount to our estimates of their intrinsic value. This discount is also known as the margin of safety, the benefit of which is conceptually about seeking to position a portfolio with more upside than

Brandes Global Equity Fund

downside.  Amid changing market environments, we remain steadfast in our belief that ultimately, the price paid for an investment matters greatly in the pursuit of long-term financial gains. As always, we appreciate the trust you have placed in us investing on your behalf.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

Diversification does not assure a profit nor protect against loss in a declining market.

The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Current and future portfolio holdings are subject to risk.

Free Cash Flow: Operating cash flow minus capital expenditures; represents the cash that a company is able to generate after laying out money required to maintain or expand its asset base.

Margin of Safety: The difference between the intrinsic value of a stock and its market price.

Brandes Global Equity Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed-market country indices. This index includes dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Global Equity Fund — Class I from its inception (October 6, 2008) to September 30, 2013 and in the Morgan Stanley Capital International World Index.

Value of $10,000 vs Morgan Stanley Capital International World Index

	Average Annual
	Total Return
	Periods Ended
	September 30, 2013
	One	Three	Since
	Year	Years	Inception(1)
Brandes Global Equity Fund
Class A*	26.81%	11.09%	8.74%
Class A* (with maximum sales charge)	19.50%	8.92%	7.45%
Class C*	25.94%	10.18%	7.88%
Class E	26.80%	10.97%	8.74%
Class I	27.12%	11.26%	8.95%
Morgan Stanley Capital
International World Index	20.21%	11.82%	9.99%

(1)	The since inception dates are as follows: Class A: January 31, 2011; Class C: January 31, 2013; Class E: October 6, 2008; Class I: October 6, 2008.
*
Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.  Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.

Brandes Global Equity Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Fund

Dear Shareholder:

The net asset value of the Brandes Emerging Markets Fund (Class A shares without sales charge) increased 8.09% during the 12 months ended September 30, 2013. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, rose 1.33%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets
A number of investor concerns continued to drive volatility in emerging markets over the past year. After moving up cautiously in the fourth quarter of 2012, emerging-market equities — as represented by the MSCI Emerging Market Index — experienced unfavorable performance in the first half of 2013. News such as worse-than-expected economic growth in China and India contributed to negative market sentiment.

Market confidence returned after several positive developments from around the world, including the Federal Reserve’s announcement to continue its quantitative easing program and the expected euro zone recovery. The subsequent rebound of the MSCI Emerging Markets Index helped the index to deliver its overall positive performance for the period.

The Fund
The Fund’s positions in materials, industrials and financials served as the biggest contributors to outperformance. In each of these sectors, we saw the benefit of bottom-up stock selection as the Fund’s holdings in these areas generally outperformed those of the benchmark.

Notably strong individual performers included Singapore-domiciled electronics manufacturing services company Flextronics, South Korea’s Hyundai Motor and Austria-based commercial bank Erste Group Bank — each up more than 40% for the 12-month period. In our view, the Fund’s allocations to both Flextronics and Erste Group Bank highlight our distinctive investment approach that maintains the flexibility to invest in companies which are based outside of emerging markets, but conduct a significant portion of their business within such countries. We believe this approach could provide us with more opportunities to tap into potentially undervalued emerging-market investments.

From a country perspective, the Fund benefited most from its positions in South Korea, Singapore and Austria — where returns were mainly driven by the top performers mentioned above.

Offsetting some of the Fund’s strong performance were its Mexico-based holdings, among which homebuilders Urbi Desarrollos Urbanos and Desarrolladora Homex

Brandes Emerging Markets Fund

detracted most from performance. The Fund’s holdings in three electric utility providers — Russia-based RusHydro, Brazil-based Eletrobras and India-based Reliance Infrastructure — also hurt returns.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. For example, we exited the Fund’s positions in United Arab Emirates-based Air Arabia and DP World, Brazilian Itau Unibanco Holding, and Taiwan-based Novatek Microelectronics.

Other decisions made during the period included initiating positions in Malaysia-based resort company Genting Malaysia, India-based crop-protection products manufacturer United Phosphorus, and Indonesian telecommunication services provider XL Axiata. In addition, following MSCI’s planned reclassification of Greece as an emerging market, which expanded the opportunity set for the Fund, we added two Greek companies: Cement producer Titan Cement and fashion accessories manufacturer and retailer Folli Follie.

Outlook
Amid the ups and downs of emerging-market equities over the past year, we believe the asset class remains attractive for patient, long-term investors. As of September 30, 2013, on a price-to-book (P/B) basis, the MSCI Emerging Markets Index was trading at a 20% discount to its 10-year average and a 25% discount to developed-market equities as represented by the MSCI World Index. The Brandes Emerging Markets Fund offered even lower valuation metrics — trading at a 40% discount to the MSCI Emerging Market Index on a P/B basis.

With the general appeal of emerging-market equities growing, in our view it is important to discriminate between individual opportunities in the asset class. We believe our focus on company-specific fundamentals could help us largely avoid areas that are potentially overvalued and identify individual companies that might be undervalued.

We are excited about the outlook for the Brandes Emerging Markets Fund and thank you for the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Brandes Emerging Markets Fund

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Price/Book: Price per share divided by book value per share.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market-capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging-market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes or other expenses of investing.

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed-market country indices. This index includes dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Emerging Markets Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Emerging Markets Fund — Class I from September 30, 2003 to September 30, 2013 and in the Morgan Stanley Emerging Markets Index.

Value of $10,000 vs Morgan Stanley Capital Emerging Markets Index

	Average Annual Total Return
	Periods Ended September 30, 2013**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Emerging Markets Fund
Class A	8.09%	12.63%	13.98%	8.94%
Class A (with maximum sales charge)	1.87%	11.31%	13.31%	8.57%
Class C*	7.24%	11.77%	13.08%	8.13%
Class I	8.20%	12.87%	14.20%	9.21%
Morgan Stanley Capital International
Emerging Markets Index	1.33%	7.56%	13.16%	7.20%

(1)	The since inception dates are as follow: Class A and Class I: January 31, 2011; Class C: January 31, 2013.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private

Brandes Emerging Markets Fund

investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

In another very positive period for international equities, the net asset value of the Brandes International Small Cap Equity Fund (Class A Shares without sales charge) increased 32.98% during the 12 months ended September 30, 2013. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index, rose 25.36%.

In this letter, I will review sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in its composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets
A number of investor concerns continued to drive volatility in various equity markets. Political turmoil in the Middle East and slowing economic growth in China and India were among the featured headlines that weighed on market sentiment. The specter of rising U.S. interest rates, amid worries the Federal Reserve would be tapering its quantitative easing program, also contributed to market anxiety.

However, it was not all bad news during the period. For example, equity markets around the world reacted positively to the expected euro zone recovery and the Fed’s announcement that it would continue its bond purchase program to keep long-term interest rates low and spur economic growth. International small-cap equities, as represented by the S&P Developed Ex-U.S. SmallCap Index, closed the period with healthy gains.

The Fund
The Fund’s positions in industrials, materials and consumer staples contributed most to outperformance.  Notable individual performers included Switzerland-based freight forwarder Panalpina Welttransport and China’s meat processor People’s Food Holdings (PFH).

Our initial interest in PFH was driven by its position as a low-cost producer, growth opportunities for both production and consumption of pork in China, and its strong balance sheet. We believed the market saw very little value in these positive attributes and was instead pricing the company as an undifferentiated, cyclical and commodity-like hog processor. Amid the company’s strong stock- price appreciation, the Brandes small-cap investment committee believed the holding had reached our estimate of its intrinsic value, and therefore decided to execute a full sell in the first quarter of 2013.

Other top performing holdings during the period included Canadian communications equipment manufacturer Sierra Wireless, U.K. real estate company LSL Property Services and France-based contact center company Teleperformance.

Although all sectors delivered strong absolute returns during the period, select holdings in consumer discretionary detracted from relative performance. Within

Brandes International Small Cap Equity Fund

this sector, the Fund’s allocation to the household durables industry, with representatives such as Brazil’s real estate development company Viver Incorporadora e Constructora as well as Mexican homebuilders Urbi Desarrollos and Desarrolladora Homex, weighed most on returns.

From a country perspective, positions in Canada and China were the largest contributors to relative returns. Conversely, the Fund’s allocation to Mexico somewhat offset the strong outperformance — mainly due to the homebuilders mentioned above.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value in order to pursue what we believed were more attractive opportunities. In addition to People’s Food Holdings discussed earlier, we also eliminated the Fund’s positions in Norwegian food products company Cermaq, Bermuda-headquartered insurance company Argo Group International and U.K.-based media company ITV.

We initiated new positions across a few industries and countries — both developed and emerging. For example, we added Danish pharmaceutical company H. Lundbeck and Egypt’s leading tobacco company Eastern Tobacco. Other new buys included Japanese electrical equipment manufacturer Futaba Corporation and engineering company Sanki Engineering, as well as India’s private utility provider Reliance Infrastructure and industrial conglomerate Nava Bharat Ventures.

Outlook
The past year marked a positive period for the Brandes International Small Cap Equity Fund. It is important to note that many companies that benefited the Fund during this period, such as the above mentioned People’s Food Holdings and Teleperformance, were the result of investment decisions made some time ago. While we have occasionally seen our investment theses play out over shorter time periods — it has been the exception, not the norm. Amid constantly changing markets, we believe having a long-term outlook is key in pursuing undervalued businesses around the world.

Going forward, we believe the Brandes International Small Cap Equity Fund remains well positioned to take advantage of compelling opportunities to invest in individual companies. As always, thank you for your business and continued trust.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes International Small Cap Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The S&P Developed Ex-U.S. SmallCap Index with gross dividends is an unmanaged, float-adjusted market capitalization weighted index that measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. This index includes dividends and distributions but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes International Small Cap Fund — Class I from September 30, 2003 to September 30, 2013 and in the S&P Developed Small Cap — Excluding U.S. Index (“S&P Developed Small Cap — Ex. U.S. Index”) for the same period.

Value of $10,000 vs S&P Developed Small Cap — Ex. U.S. Index

	Average Annual Total Return
	Periods Ended September 30, 2013**
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes International Small Cap Fund
Class A	32.98%	18.46%	11.35%	11.01%
Class A (with maximum sales charge)	25.33%	17.07%	10.69%	10.63%
Class C*	32.16%	17.38%	10.28%	9.93%
Class I	33.41%	18.54%	11.38%	11.03%
S&P Developed Small Cap –
Ex. U.S. Index	25.36%	10.24%	10.94%	7.21%

(1)	The since inception dates are as follows: Class A and Class I: January 31, 2012; Class C: January 31, 2013.
*	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund.  The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.

Brandes International Small Cap Equity Fund

The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Core Plus Fixed Income Fund (Class A Shares without sales charges) gained 0.28% during the 12 months ended September 30, 2013, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned -1.68%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance. I will also review changes in the Fund’s composition during the fiscal year and how the Fund is positioned for the future.

The Markets
Fixed-income markets recorded gains early in the Fund’s fiscal year, boosted by stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, strong corporate fundamentals and robust supply/demand technicals.

The positive momentum shifted, however, in the first quarter of 2013, with the markets moving mostly sideways. It is interesting to note that the quarter marked the first negative quarterly return for the Barclays U.S. Aggregate Bond Index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006. Market declines continued into the second quarter of 2013. In May, Federal Reserve Chairman Ben Bernanke mentioned the possibility of tapering the Fed’s unprecedented bond-purchase program if the economic data continues to improve. Virtually all markets globally reacted as if the punch bowl was being taken away prematurely from a rollicking party.

Nonetheless, major fixed-income indices recovered some lost ground in the third quarter of 2013, bolstered by the Fed’s decision to keep the easy-money party going for the indefinite future, which in turn delivered a surprise to the markets.

After the June 2013 meeting of the Federal Open Market Committee, the Fed Chairman indicated that tapering the Fed’s quantitative easing program, designed to stimulate economic growth, could begin relatively soon, and certainly before year end. However, at a scheduled meeting in September, the Fed decided to postpone dialing down its highly accommodative monetary policy. By then, the markets had long since moved on from discounting the onset of the taper, and trained their sights more on its actual dollar amount — with the estimated reduction of the Fed’s purchases of Treasury and mortgage-backed securities (MBS) of $10 billion to $15 billion per month fully discounted by the markets.

The Fund
The Fund’s positive absolute and relative performance during the fiscal year was led by holdings in non-agency MBS and asset-backed securities (ABS) backed by pools of private student loans. Over the past year we have seen improvement in the underlying collateral performance in our holding of non-agency MBS and student loan ABS leading to price increases.

Brandes Core Plus Fixed Income Fund

Corporate bonds as a whole added to performance toward the close of the Fund’s fiscal year. Holdings in select industrials and financials led the performance in corporates.  Finally, the Fund’s duration was shorter than that of the benchmark throughout the period, this helped relative performance as interest rates rose.

Detracting from performance was a holding in the security of a Mexican homebuilder and a select few bonds in the utilities sector.

Fund activity during the period included  initiating  positions in the following: Preferred stock in business-services firm Pitney Bowes International; financial services company ING U.S.; integrated steel and mining firm ArcelorMittal; U.S.-dollar denominated issues of Israel Electric Corp; Mexican homebuilding bond Urbi Desarrollos Urbanos SAB de CV; Canadian pharmaceutical company Valeant Pharmaceuticals International; and South African paper company Sappi Papier Holding GmbH. Selling activity was limited to a pare-back of Mohawk Industries, a buildings product company that approached our estimate of its fair value, and the full sale of a subprime ABS originally issued by Countrywide. Toward the close of the Fund’s fiscal year, we added to our holding in energy firm Chesapeake Energy, financial company J.P. Morgan, medical laboratory services firm Laboratory Corp. and US Bancorp. We sold our entire position in electric house-ware manufacturer Spectrum Brands as it traded through our estimate of its fair value.

The duration of the Fund at the end of the quarter remained shorter than that of the benchmark. The Fund’s excess yield compared to the benchmark helped relative returns. The largest overweight was to the corporate sector, where overweight positions relative to the benchmark were in the financial, utility and homebuilding/building products industries. The Fund remained underweight agency mortgage-backed pass-through securities in favor of MBS that, in our view, offer a more compelling value proposition than agency pass throughs: non-agency MBS, trust Interest Only MBS, and private student loan ABS.

Outlook
We believe the Brandes Core Plus Fixed Income Fund remains defensively positioned with respect to interest-rate sensitivity and allocation to value credit opportunities.

We endeavored to create a bottom-up fixed-income investment philosophy and process 14 years ago based upon the value principles of Benjamin Graham. Then, and now, we believed that by focusing on fundamentals and attempting to ignore the noise in the market we could pursue value for our clients’ fixed-income portfolios over the long term. One of the distinguishing features of our value process is our willingness to accept short-term price volatility that, in our view, is unrelated to underlying credit fundamentals.

Brandes Core Plus Fixed Income Fund

We firmly believe in the continued efficacy of the value investing process. We feel strongly that the markets going forward will regularly offer patient long-term investors additional mispriced opportunities. We remain singularly focused on pursuing value over the long term and are thankful for the patience and trust that you have placed in us to implement this philosophy and process on your behalf.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Brandes Core Plus Fixed Income Fund

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

The Brandes Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to September 30, 2013 and in the Barclays Capital U.S. Aggregate Index.

Value of $10,000 vs Barclays Capital U.S. Aggregate Index

	Average Annual Total Return
	Periods Ended September 30, 2013
	One	Three	Five	Since
	Year	Years	Years	Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	0.28%	4.55%	7.19%	4.42%
Class A* (with maximum sales charge)	-3.44%	3.21%	6.37%	3.73%
Class E*	0.79%	4.72%	7.29%	4.53%
Class I	0.89%	4.90%	7.49%	4.70%
Barclays Capital U.S. Aggregate Index	-1.68%	2.86%	5.41%	4.85%

(1)	The since inception dates are as follows: Class A: January 31, 2013; Class E: May 28, 2008; Class I: December 28, 2007.
*
Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to May 28, 2008 for Class E shares reflects the performance of Class I shares adjusted to reflect Class E expenses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

Brandes Credit Focus Yield Fund
Dear Shareholder:

The Brandes Credit Focus Yield Fund (Class A Shares without sales charges) gained 0.13% for the 12-month period ended September 30, 2013, while its benchmark, the Barclays U.S. Intermediate Credit Bond Index, returned 0.09%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance. I will also review changes in the Fund’s composition during the fiscal year and how it is positioned for the future.

The Markets
Fixed-income markets recorded gains early in the Fund’s fiscal year, boosted by stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, strong corporate fundamentals and robust supply/demand technicals.

The positive momentum shifted, however, in the first quarter of 2013 with the markets moving mostly sideways. It is interesting to note that the quarter marked the first negative quarterly return for the Barclays U.S. Aggregate Bond index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006. Market declines continued into the second quarter of 2013. In May, Federal Reserve Chairman Ben Bernanke mentioned the possibility of tapering the Fed’s unprecedented bond-purchase program if the economic data continues to improve. Virtually all markets globally reacted as if the punch bowl was being taken away prematurely from a rollicking party.

Nonetheless, major fixed-income indices recovered some lost ground in the third quarter of 2013, boosted by the Fed’s decision to keep the easy-money party going for the indefinite future, which in turn delivered a surprise to the markets.

After the June 2013 meeting of the Federal Open Market Committee, the Fed Chairman indicated that tapering the Fed’s quantitative easing program, designed to stimulate economic growth, could begin relatively soon, and certainly before year end. However, at a scheduled meeting in September, the Fed decided to postpone dialing down its highly accommodative monetary policy. By then, the markets had long since moved on from discounting the onset of the taper, and trained their sights more on its actual dollar amount — with the estimated reduction of the Fed’s purchases of Treasury and mortgage- backed securities of $10 billion to $15 billion per month fully discounted by the markets.

The Fund
During the fiscal year, the Fund’s positive performance relative to the benchmark was led by select corporate bond holdings that included banks, life insurance firms and independent energy companies. The Fund’s excess yield compared to the benchmark also helped relative returns.

Brandes Credit Focus Yield Fund

Additionally, the Fund’s allocation to asset-backed securities (ABS) backed by pools of private student loans aided performance. Toward the close of the fiscal year, we started to see stabilization in the performance of the underlying student loan collateral, a trend that is beginning to flow through to the market prices for these securities. Corporate bond holdings in the building products and insurance industries also contributed positively to performance.

The Fund was relatively defensively positioned throughout the fiscal year with a higher allocation to U.S. Treasury securities and a lower allocation to high-yield bonds than at any time over the last five years. This position detracted modestly from performance for most of the Fund’s fiscal year but positively contributed to returns in the third quarter of 2013. We have been holding U.S. Treasuries as currency or dry powder for more compelling value opportunities. While there was a lot written about the rise in U.S. Treasury yields and the resulting negative returns, U.S. Treasuries outperformed all other fixed-income asset classes in the third quarter of 2013, with the exception of high yield (as measured by the Barclays U.S. Corporate High Yield Bond Index), which posted modestly better returns.

Relative returns during the period were also hurt by a Mexican homebuilding bond and corporate holdings in money-center banks.

The Fund’s portfolio activity during the period included initiating positions in the following: Preferred stock of business services firm Pitney Bowes International; financial services company ING U.S.; integrated steel and mining firm ArcelorMittal; medical laboratory services firm Laboratory Corp.; U.S.-dollar denominated issues of Israel Electric Corp; Canadian pharmaceutical company Valeant Pharmaceuticals; and Mexican homebuilder Urbi Desarrollos Urbanos. Sales activity was limited to a pare-back of Mohawk Industries, a building products company that approached our estimate of fair value.

In the third quarter of 2013, we purchased a U.S.-dollar denominated bond issue by Sappi Papier. Sappi is a South African based company that is one of the global market leaders in paper. It is geographically diversified with 60% of sales in Europe, 23% in North America, and 18% in South Africa. The company is also a low-cost leader in the industry. More recently Sappi has undertaken a large capital expenditure program to convert two plants (one in North America and one in South Africa) to produce chemical cellulose.  We purchased first lien notes of Sappi, which are secured by physical plant assets from several facilities worldwide. While we expect that credit metrics are at an inflection point and should begin to improve, the asset coverage provided by the first lien structure may provide the Fund with a defensive positioning in the event that liquidity or credit metrics become further stressed.

Brandes Credit Focus Yield Fund

The duration of the Fund at the end of the fiscal year remained shorter than that of the benchmark. Within the corporate sector, the largest overweights were in the financial, utility and homebuilder/building products industries.

Our Outlook
We believe the Brandes Credit Focus Yield Fund remains defensively positioned both with respect to interest-rate sensitivity and allocation to value credit opportunities.

We endeavored to create a bottom-up fixed-income investment philosophy and process 14 years ago based upon the value principles of Benjamin Graham. Then, and now, we believed that by focusing on fundamentals and attempting to ignore the noise in the market we could pursue value for our clients’ fixed-income portfolios over the long term. One of the distinguishing features of our value process is our willingness to accept short-term price volatility that, in our view, is unrelated to underlying credit fundamentals.

We firmly believe in the continued efficacy of the value investing process. We feel strongly that the markets going forward will regularly offer patient long-term investors additional mispriced opportunities. We remain singularly focused on pursuing value over the long term and are thankful for the patience and trust that you have placed in us to implement this philosophy and process on your behalf.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Securities considered to be dry powder could be Treasuries or other fixed-income investments that can be liquidated on short notice.

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain

Brandes Credit Focus Yield Fund

regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Credit Focus Yield Fund

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index consisting of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It was created in 1986, with history backfilled to July 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includes

Securities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $10,000 investment in the Brandes Credit Focus Yield Fund — Class I from September 30, 2003 to September 30, 2013 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $10,000 vs Barclays Capital U.S. Intermediate Credit Index

	Average Annual Total Return
	Periods Ended September 30, 2013*
	One	Five	Ten	Since
	Year	Years	Years	Inception(1)
Brandes Credit Focus Yield Fund
Class A*	0.13%	9.38%	5.31%	6.38%
Class A* (with maximum sales charge)	-3.59%	8.55%	4.91%	6.07%
Class I	0.40%	9.51%	5.37%	6.43%
Barclays Capital U.S. Intermediate
Credit Index**	0.09%	7.70%	4.84%	6.15%

(1)	The since inception dates are as follows: Class A: March 1, 2012; Class I: January 31, 2012.
*	Performance shown prior to March 1, 2012 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses.
**
Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions

Brandes Credit Focus Yield Fund

imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,150.80	1.22%	$6.58
Global Equity Fund	$1,000.00	$1,130.10	1.25%	$6.67
Emerging Markets Fund	$1,000.00	$1,000.50	1.37%	$6.87
International Small Cap Fund	$1,000.00	$1,149.30	1.40%	$7.54
Core Plus Fixed Income Fund	$1,000.00	$985.70	0.70%	$3.48
Credit Focus Yield Fund	$1,000.00	$982.80	0.95%	$4.72

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,147.30	1.95%	$10.50
Global Equity Fund	$1,000.00	$1,126.30	2.00%	$10.66
Emerging Markets Fund	$1,000.00	$996.60	2.12%	$10.61
International Small Cap Fund	$1,000.00	$1,145.60	2.15%	$11.56

Brandes Investment Trust

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,151.50	1.23%	$6.63
Global Equity Fund	$1,000.00	$1,129.70	1.25%	$6.67
Core Plus Fixed Income Fund	$1,000.00	$985.90	0.70%	$3.48

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,152.50	1.01%	$5.45
Global Equity Fund	$1,000.00	$1,131.60	1.00%	$5.34
Emerging Markets Fund	$1,000.00	$1,001.20	1.12%	$5.62
International Small Cap Fund	$1,000.00	$1,150.60	1.15%	$6.20
Core Plus Fixed Income Fund	$1,000.00	$986.80	0.50%	$2.49
Credit Focus Yield Fund	$1,000.00	$985.00	0.70%	$3.48

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,018.95	1.22%	$6.17
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Emerging Markets Fund	$1,000.00	$1,018.20	1.37%	$6.93
International Small Cap Fund	$1,000.00	$1,018.05	1.40%	$7.08
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55
Credit Focus Yield Fund	$1,000.00	$1,020.31	0.95%	$4.81

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,015.29	1.95%	$9.85
Global Equity Fund	$1,000.00	$1,015.04	2.00%	$10.10
Emerging Markets Fund	$1,000.00	$1,014.44	2.12%	$10.71
International Small Cap Fund	$1,000.00	$1,014.29	2.15%	$10.86

	Class E
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,018.90	1.23%	$6.23
Global Equity Fund	$1,000.00	$1,018.80	1.25%	$6.33
Core Plus Fixed Income Fund	$1,000.00	$1,021.56	0.70%	$3.55

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
International Equity Fund	$1,000.00	$1,020.00	1.01%	$5.11
Global Equity Fund	$1,000.00	$1,020.05	1.00%	$5.06
Emerging Markets Fund	$1,000.00	$1,019.45	1.12%	$5.67
International Small Cap Fund	$1,000.00	$1,019.30	1.15%	$5.82
Core Plus Fixed Income Fund	$1,000.00	$1,022.56	0.50%	$2.54
Credit Focus Yield Fund	$1,000.00	$1,021.56	0.70%	$3.55

*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

Shares		Value
COMMON STOCKS – 96.81%

Brazil – 3.18%
270,854	Banco do Brasil SA	$3,153,018
443,600	Banco Santander
	Brasil SA – ADR	3,083,020
343,130	Centrais Electricas
	Brasileiras SA – ADR	964,195
271,534	Tim Participacoes
	SA – ADR	6,400,056
		13,600,289
France – 19.03%
372,761	Carrefour SA	12,785,619
177,886	Compagnie De Saint –
	Gobain	8,828,915
823,887	Orange S.A.	10,316,375
609,757	GDF Suez	15,284,039
514,348	Natixis	2,462,853
55,100	Renault SA	4,394,204
57,735	Sanofi	5,847,223
470,599	Suez
	Environnement S.A.	7,638,517
237,594	Total SA	13,771,629
		81,329,374
Germany – 3.24%
93,700	Daimler AG	7,305,791
450,800	Deutsche Telekom AG	6,529,088
		13,834,879
Ireland – 2.69%
479,026	CRH Plc	11,505,345

Italy – 7.26%
393,415	ENI SpA	9,043,896
1,949,178	Intesa Sanpaolo SpA	4,031,936
4,288,712	Intesa Sanpaolo SpA
	Savings Shares	7,286,419
422,400	Italcementi SpA
	Savings Shares	1,691,003
4,166,774	Telecom Italia SpA	3,428,375
8,304,250	Telecom Italia SpA
	Savings Shares	5,518,802
		31,000,431
Japan – 24.01%
69,800	Astellas Pharma, Inc.	3,565,385
185,500	Canon, Inc.	5,939,586
359,400	Dai Nippon
	Printing Co. Ltd.	3,810,433
375,102	Daiichi Sankyo
	Co. Ltd.	6,812,407
288,000	FUJIFILM
	Holdings Corp.	6,940,758
154,400	Honda Motor Co. Ltd.	5,901,601
911,700	Mitsubishi UFJ
	Financial Group, Inc.	5,847,970
209,999	MS&AD Insurance
	Group Holdings	5,504,207
194,400	Nippon Telegraph &
	Telephone Corp.	10,118,651
139,400	Nissan Motor Co. Ltd.	1,406,927
396,000	NKSJ Holdings, Inc.	10,215,088
45,000	Ono Pharmaceutical
	Co. Ltd.	2,764,966
78,900	Rohm Co. Ltd.	3,253,584
83,298	Sumitomo Mitsui
	Financial Group, Inc.	4,033,743
1,001,000	Sumitomo Mitsui Trust
	Holdings, Inc.	4,975,037
63,200	Taisho Pharmaceutical
	Co. Ltd.	4,173,544
104,800	Takeda Pharmaceutical
	Co. Ltd.	4,949,707
83,300	TDK Corp.	3,281,573
125,700	Tokio Marine
	Holdings, Inc.	4,121,080
77,500	Toyota Motor Corp.	4,970,660
		102,586,907
Mexico – 2.47%
329,498	America Movil
	SAB de CV – ADR	6,527,355
359,928	Cemex SAB de
	CV – ADR(a)	4,023,995
		10,551,350
Netherlands – 6.52%
1,193,434	Aegon NV	8,830,514
489,052	Royal Ahold NV	8,472,931
97,004	Unilever NV	3,702,322
265,201	Wolters Kluwer NV	6,837,517
		27,843,284
Portugal – 0.84%
793,200	Portugal
	Telecom SGPS SA	3,576,419

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
Russia – 1.58%
106,003	Lukoil Co. – ADR(a)	$6,737,551

Singapore – 0.74%
345,500	Flextronics
	International Ltd.(a)	3,140,595
South Korea – 2.33%
15,950	Hyundai Mobis
	Co. Ltd.	4,243,044
19,241	POSCO	5,699,803
		9,942,847
Spain – 1.09%
300,677	Telefonica SA	4,674,360

Sweden – 1.69%
542,200	LM Ericsson
	Telefon AB Class B	7,221,423

Switzerland – 4.66%
90,720	Swiss Re AG	7,516,196
116,139	TE Connectivity Ltd.	6,013,677
310,037	UBS AG	6,354,344
		19,884,217
United Kingdom – 15.48%
180,255	AstraZeneca Plc	9,370,618
865,521	Barclays Plc	3,698,976
2,006,708	BP Plc	14,068,790
273,720	GlaxoSmithKline Plc	6,882,110
406,000	HSBC Holdings Plc	4,394,306
791,400	J. Sainsbury Plc	5,015,711
955,919	Marks & Spencer
	Group Plc	7,681,006
1,657,800	Vodafone Group Plc	5,818,620
2,025,311	WM. Morrison
	Supermarkets Plc	9,182,770
		66,112,907
TOTAL COMMON STOCKS
(Cost $396,201,107)		$413,542,178

PREFERRED STOCKS – 2.44%
Brazil – 2.44%
457,350	Petroleo Brasileiro SA	$7,651,465
122,963	Telefonica Brasil SA	2,759,290
TOTAL PREFERRED STOCKS
(Cost $14,012,330)		$10,410,755

	Contracts	Value
RIGHTS – 0.07%

United Kingdom – 0.07%
Barclays Plc Rights
Expiration Date: October 3, 2013, Exercise Price: $1.85	216,380	$282,867
TOTAL RIGHTS
(Cost $398,779)		$282,867

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 2.05%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/13),
due 10/1/13, 0.00% [Collateralized by $9,875,000 Fannie Mae Bond,
2.08%, 10/17/22, (Market Value $9,210,410)] (proceeds $8,768,579)	$8,768,579	$8,768,579
TOTAL REPURCHASE AGREEMENTS (Cost $8,768,579)		$8,768,579
Total Investments (Cost $419,380,795) – 101.37%		$433,004,379
Liabilities in Excess of Other Assets – (1.37%)		(5,833,973)
TOTAL NET ASSETS – 100.00%		$427,170,406
__________
Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2013 (Unaudited)

COMMON STOCKS
Auto Components	0.99%
Automobiles	5.61%
Building Products	2.07%
Capital Markets	1.49%
Commercial Banks	10.06%
Commercial Services & Supplies	0.89%
Communications Equipment	1.69%
Construction Materials	4.03%
Diversified Telecommunication Services	10.34%
Electric Utilities	0.23%
Electronic Equipment, Instruments & Components	4.54%
Food & Staples Retailing	8.30%
Food Products	0.87%
Insurance	8.47%
Media	1.60%
Metals & Mining	1.33%
Multiline Retail	1.80%
Multi-Utilities	5.37%
Office Electronics	1.39%
Oil, Gas & Consumable Fuels	10.21%
Pharmaceuticals	10.39%
Semiconductors & Semiconductor Equipment	0.75%
Wireless Telecommunication Services	4.39%
TOTAL COMMON STOCKS	96.81%
PREFERRED STOCKS
Diversified Telecommunication Services	0.65%
Oil, Gas & Consumable Fuels	1.79%
TOTAL PREFERRED STOCKS	2.44%
RIGHTS
Commercial Banks	0.07%
TOTAL RIGHTS	0.07%
REPURCHASE AGREEMENTS	2.05%
TOTAL INVESTMENTS	101.37%
Liabilities in Excess of Other Assets	(1.37%)
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

Shares	Value
COMMON STOCKS – 93.64%

Auto Components – 2.13%
3,200	Hyundai Mobis
	Co. Ltd.	$851,269

Automobiles – 3.72%
12,900	Honda Motor Co. Ltd.	493,074
39,200	Nissan Motor Co. Ltd.	395,635
9,300	Toyota Motor Corp.	596,479
		1,485,188
Beverages – 1.95%
9,790	Pepsico, Inc.	778,305

Building Products – 0.91%
17,100	Masco Corp.	363,888

Capital Markets – 2.94%
19,600	Bank of New York
	Mellon Corp.	591,724
8,848	State Street Corp.	581,756
		1,173,480
Commercial Banks – 6.23%
63,763	Banco Santander
	Brasil SA – ADR	443,153
77,256	Intesa Sanpaolo SpA	159,806
199,000	Intesa Sanpaolo SpA
	Savings Shares	338,096
71,600	Mitsubishi UFJ
	Financial Group, Inc.	459,268
5,530	PNC Financial Services
	Group, Inc.	400,649
16,669	Wells Fargo & Co.	688,763
		2,489,735
Communications Equipment – 1.57%
47,100	LM Ericsson Telefon AB
	Class B	627,313

Computers & Peripherals – 2.21%
13,940	Western Digital Corp.	883,796

Construction Materials – 2.19%
36,505	CRH Plc	876,785

Diversified Financial Services – 3.81%
45,532	Bank of America Corp.	628,342
18,406	Citigroup, Inc.	892,875
		1,521,217
Diversified Telecommunication
Services – 7.69%
46,400	Deutsche Telekom AG	672,027
58,763	Orange SA	735,806
15,300	Nippon Telegraph &
	Telephone Corp.	796,376
875,400	Telecom Italia SpA
	Savings Shares	581,769
18,452	Telefonica SA	286,857
		3,072,835
Electronic Equipment, Instruments
& Components – 3.20%
48,190	Corning, Inc.	703,092
11,100	TE Connectivity Ltd.	574,758
		1,277,850
Food & Staples Retailing – 6.03%
24,392	Carrefour SA	836,640
46,900	J. Sainsbury Plc	297,241
36,600	Royal Ahold NV	634,103
141,000	WM. Morrison
	Supermarkets Plc	639,295
		2,407,279
Food Products – 1.18%
12,400	Unilever NV	473,267

Hotels, Restaurants & Leisure – 1.46%
450,200	Genting Malaysia
	Berhad	583,186

Insurance – 6.11%
73,839	Aegon NV	546,353
16,000	MS&AD Insurance
	Group Holdings	419,370
15,200	NKSJ Holdings, Inc.	392,094
7,800	Swiss Re AG	646,234
13,300	Tokio Marine
	Holdings, Inc.	436,041
		2,440,092
Multiline Retail – 1.52%
75,600	Marks & Spencer
	Group Plc	607,462

Multi-Utilities – 2.96%
47,184	GDF Suez	1,182,704

Office Electronics – 1.27%
15,900	Canon, Inc.	509,107

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
Oil, Gas & Consumable Fuels – 9.96%
129,111	BP Plc	$905,182
32,190	Chesapeake
	Energy Corp.	833,077
33,900	ENI SpA	779,299
8,000	Lukoil Co. – ADR	508,480
16,478	Total SA	955,113
		3,981,151
Pharmaceuticals – 13.99%
11,800	Astellas Pharma, Inc.	602,744
15,600	AstraZeneca Plc	810,971
32,400	Daiichi Sankyo Co. Ltd.	588,432
11,400	Eli Lilly & Co.	573,762
24,000	GlaxoSmithKline Plc	603,429
12,639	Merck & Co., Inc.	601,743
25,054	Pfizer, Inc.	719,300
6,000	Sanofi	607,662
10,200	Takeda Pharmaceutical
	Co. Ltd.	481,746
		5,589,789
Semiconductors & Semiconductor
Equipment – 3.01%
25,264	Intel Corp.	579,051
490	Samsung Electronics
	Co. Ltd.	623,277
		1,202,328
Software – 2.64%
31,700	Microsoft Corp.	1,055,927

Tobacco – 2.02%
21,790	Imperial Tobacco
	Group Plc	805,527

Wireless Telecommunication Services – 2.94%
24,800	America Movil
	SAB de CV – ADR	491,288
28,900	Tim Participacoes
	SA – ADR	681,173
		1,172,461
TOTAL COMMON STOCKS
(Cost $31,471,945)		$37,411,941

PREFERRED STOCKS – 1.68%
Oil, Gas & Consumable Fuels – 1.68%
39,940	Petroleo Brasileiro SA	$668,196
TOTAL PREFERRED STOCKS
(Cost $562,570)		$668,196

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 5.42%

Repurchase Agreement – 5.42%
State Street Bank and Trust Repurchase Agreement, (Dated 09/30/13),
due 10/01/13, 0.00% [Collateralized by $2,450,000 Fannie Mae Bond,
2.08%, 11/02/22, (Market Value $2,276,481)] (proceeds $2,167,321)	$2,167,321	$2,167,321
TOTAL REPURCHASE AGREEMENTS (Cost $2,167,321)		$2,167,321
Total Investments (Cost $34,201,836) – 100.74%		$40,247,458
Liabilities in Excess of Other Assets – (0.74%)		(296,080)
TOTAL NET ASSETS – 100.00%		$39,951,378
__________
Percentages are stated as a percent of net assets.

ADR American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — September 30, 2013 (Unaudited)

COMMON STOCKS
Brazil	2.81%
France	10.81%
Germany	1.68%
Ireland	2.19%
Italy	4.65%
Japan	15.44%
Malaysia	1.46%
Mexico	1.23%
Netherlands	4.14%
Russia	1.27%
South Korea	3.69%
Spain	0.72%
Sweden	1.57%
Switzerland	3.06%
United Kingdom	11.69%
United States	27.23%
TOTAL COMMON STOCKS	93.64%
PREFERRED STOCKS
Brazil	1.68%
TOTAL PREFERRED STOCKS	1.68%
REPURCHASE AGREEMENTS	5.42%
TOTAL INVESTMENTS	100.74%
Liabilities in Excess of Other Assets	(0.74%)
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

Shares		Value
COMMON STOCKS – 81.07%

Argentina – 0.08%
67,028	Grupo Clarin
	SA – GDR(a)	$351,897
Austria – 2.48%
333,808	Erste Group Bank AG	10,548,892
Brazil – 10.45%
264,830	Banco Bradesco SA	4,148,760
583,650	Banco do Brasil SA	6,794,284
961,535	Banco Santander
	Brasil SA – ADR	6,682,668
1,282,775	Centrais Electricas
	Brasileiras SA – ADR	3,604,598
58,940	Cia Paranaense
	de Energia	601,022
196,434	Embraer SA – ADR	6,378,212
1,607,742	Marfrig Alimentos
	SA(a)	4,359,757
495,318	Tim Participacoes
	SA – ADR	11,674,646
1,419,243	Viver Incorporadora e
	Construtora SA(a)	153,688
		44,397,635
China – 11.33%
414,995	Asiainfo-Linkage,
	Inc.(a)	4,789,042
37,732,000	Bosideng International
	Holdings Ltd.	9,102,958
3,433,934	Chaoda Modern
	Agriculture Holdings
	Ltd.(a)(c)	394,902
927,500	China Mobile Ltd	10,436,370
94,640	China Yuchai
	International Ltd.	2,249,593
2,553,519	People’s Food
	Holdings Ltd.	2,349,571
12,170,350	Sinotrans Ltd.	3,204,493
5,842,377	Weiqiao Textile Co.	3,428,301
3,797,450	Xinhua Winshare
	Publishing and Media
	Co. Ltd.	2,090,468
10,270,500	Yingde Gases	10,059,352
		48,105,050
Czech Republic – 1.69%
452,960	Telefonica Czech
	Republic AS	7,192,568

Egypt – 0.96%
298,145	Eastern Tobacco Co.	4,083,971

Greece – 1.87%
47,930	Folli Follie Group
	SA(a)	1,244,787
268,820	Titan Cement Co.
	SA(a)	6,691,588
		7,936,375
Hong Kong – 2.48%
208,228	Dickson Concepts
	International Ltd.	125,379
9,410,899	First Pacific Co. Ltd.	10,401,886
		10,527,265
Hungary – 0.98%
2,992,964	Magyar Telekom
	Telecommunications
	Plc	4,165,978

India – 6.66%
2,215,390	Indian Oil Corp. Ltd.	7,355,193
1,383,808	Reliance Infrastructure
	Ltd.	8,202,015
1,595,230	Tata Chemicals	6,066,661
2,881,782	United Phosphorus
	Ltd.	6,674,273
		28,298,142
Indonesia – 0.99%
11,512,380	PT XL Axiata	4,225,183

Israel – 0.08%
40,050	Syneron Medical
	Ltd.(a)	345,231

Luxembourg – 2.14%
551,461	Adecoagro SA(a)	4,086,326
206,690	Ternium SA – ADR	4,964,694
		9,051,020
Malaysia – 1.08%
3,533,700	Genting Malaysia
	Berhad	4,577,533
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
Mexico – 4.94%
416,200	America Movil SAB
	de CV – ADR	$8,244,922
564,589	Cemex SAB de
	CV – ADR(a)	6,312,105
4,615,026	Desarrolladora Homex
	S.A.B. de C.V.(a)	1,635,947
618,613	Grupo Televisa SAB	3,454,724
2,780	Grupo Televisa
	SAB – ADR	77,701
13,687,865	Urbi Desarrollos
	Urbanos SA
	de CV(a)(c)	1,268,611
		20,994,010
Pakistan – 0.20%
962,360	Nishat Mills Ltd.	842,531

Panama – 1.49%
253,187	Banco
	Latinoamericano de
	Comercio Exterior SA	6,309,420

Poland – 0.62%
1,735,526	Synthos SA	2,650,257

Russia – 7.09%
2,414,330	Federal
	Hydrogenerating Co.
	JSC – ADR(a)	3,790,498
1,156,178	Gazprom OAO –
	ADR(a)	10,197,490
162,460	Lukoil Co. – ADR(a)	10,325,957
481,370	Sberbank of Russia –
	ADR(a)	5,790,881
		30,104,826
Singapore – 1.26%
381,174	Flextronics
	International Ltd.(a)	3,464,872
322,410	Haw Par Corp. Ltd.	1,901,567
		5,366,439
South Africa – 1.15%
250,950	MTN Group Ltd.	4,900,620

South Korea – 15.47%
180,950	Hana Financial
	Group, Inc.	6,201,574
38,980	Hyundai Mobis
	Co. Ltd.	10,369,521
162,160	KB Financial
	Group, Inc.	5,709,154
25,337	KB Financial
	Group, Inc. – ADR	887,302
66,950	Kia Motors Corp.	4,064,298
3,010	Lotte Chilsung
	Beverage Co. Ltd.	4,751,859
2,720	Lotte Confectionery
	Co. Ltd.	4,315,351
18,868	POSCO – ADR	1,389,440
30,490	POSCO	9,032,117
9,854	Samsung Electronics
	Co. Ltd.	12,534,226
144,040	Shinhan Financial
	Group Co. Ltd.	5,860,601
14,558	Shinhan Financial
	Group Co. Ltd. – ADR	589,599
		65,705,042
Taiwan – 1.17%
6,817,000	Compal
	Electronics, Inc.	4,982,127

Turkey – 4.41%
969,630	Aygaz AS	4,310,667
1,968,071	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	1,939,763
1,592,000	Turkiye Garanti
	Bankasi AS	6,280,119
2,691,000	Turkiye Vakiflar
	Bankasi Tao	6,139,279
		18,669,828
TOTAL COMMON STOCKS
(Cost $358,452,104)		$344,331,840

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
PARTICIPATORY NOTES – 3.06%

Saudi Arabia – 3.06%
308,286	Etihad Etisalat
	Co.(a)(b)(c)	$6,974,651
234,530	Saudi Basic Industries
	Corp.(a)(b)(c)	6,019,212
TOTAL PARTICIPATORY
NOTES
(Cost $10,529,074)		$12,993,863
PREFERRED STOCKS – 7.58%
Argentina – 0.08%
16,356	Nortel Inversora
	SA(a)	$313,872

Brazil – 5.30%
268,850	Cia Paranaense
	de Energia	3,753,146
616,502	Petroleo Brasileiro SA	10,314,078
376,771	Telefonica Brasil SA	8,454,741
		22,521,965

South Korea – 2.20%
93,060	Hyundai Motor Co.	9,351,136
TOTAL PREFERRED STOCKS
(Cost $31,695,006)		$32,186,973
REAL ESTATE INVESTMENT
TRUSTS – 1.01%
Mexico – 1.01%
853,832	Fibra Uno
	Administracion
	SA de CV	$2,367,208
	Macquarie Mexico Real
	Estate Management
	SA de CV	1,901,769
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $3,645,446)		$4,268,977

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.35%

Brazil – 0.35%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(c)(d)	$3,299,971	$1,488,955
TOTAL CONVERTIBLE BONDS
(Cost $1,488,955)		$1,488,955

REPURCHASE AGREEMENTS – 6.72%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/13), due 10/01/13, 0.00% [Collateralized
by $32,205,000 Freddie Mac Bond, 2.06%, 10/17/22,
(Market Value $29,964,988)] (proceeds $28,535,664)	$28,535,664	$28,535,664
TOTAL REPURCHASE AGREEMENTS
(Cost $28,535,664)		$28,535,664

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
SHORT TERM INVESTMENTS – 0.07%

Money Market Funds – 0.07%
320,231	Northern Institutional Treasury Portfolio, 0.01%	$320,231
TOTAL MONEY MARKET FUNDS (Cost $320,231)		$320,231
Total Investments (Cost $434,666,480) – 99.86%		$424,126,503
Other Assets in Excess of Liabilities – 0.14%		585,373
TOTAL NET ASSETS – 100.00%		$424,711,876
__________
Percentages are stated as a percent of net assets.

GDR Global Depository Receipt
ADR American Depository Receipt
(a)	Non-income producing security.
(b)
Represents the underlying security of a participatory note with HSBC Bank Plc. Etihad Etisalat Co. and Saudi Basic Industries Corp. have maturity dates of March 30, 2015 and February 23, 2015, respectively. See Note 2.D of the Notes to Financial Statements.

(c)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $16,146,331 or 3.80% of the Fund’s net assets and are classified as Level 2 securities.  See Note 2 in the Notes to Financial Statements.

(d)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,488,955 which represents 0.35% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2013 (Unaudited)

COMMON STOCKS
Aerospace & Defense	1.50%
Air Freight & Logistics	0.75%
Auto Components	2.44%
Automobiles	0.96%
Beverages	1.12%
Chemicals	5.99%
Commercial Banks	16.94%
Computers & Peripherals	1.17%
Construction Materials	3.06%
Distributors	0.49%
Diversified Financial Services	2.45%
Diversified Telecommunication Services	3.67%
Electric Utilities	3.81%
Electronic Equipment, Instruments & Components	0.82%
Food Products	3.65%
Gas Utilities	1.01%
Health Care Equipment & Supplies	0.08%
Health Care Providers & Services	0.46%
Hotels, Restaurants & Leisure	1.08%
Household Durables	0.72%
Machinery	0.53%
Media	0.91%
Metals & Mining	3.62%
Oil, Gas & Consumable Fuels	6.56%
Pharmaceuticals	0.45%
Semiconductors & Semiconductor Equipment	2.95%
Software	1.13%
Specialty Retail	0.32%
Textiles, Apparel & Luxury Goods	3.15%
Tobacco	0.97%
Wireless Telecommunication Services	8.31%
TOTAL COMMON STOCKS	81.07%

PARTICIPATORY NOTES
Chemicals	1.42%
Wireless Telecommunication Services	1.64%
TOTAL PARTICIPATORY NOTES	3.06%

PREFERRED STOCKS
Automobiles	2.20%
Diversified Telecommunication Services	2.07%
Electric Utilities	0.88%
Oil, Gas & Consumable Fuels	2.43%
TOTAL PREFERRED STOCKS	7.58%

REAL ESTATE INVESTMENT TRUST	1.01%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2013 (continued)

CONVERTIBLE BONDS
Household Durables	0.35%
TOTAL CONVERTIBLE BONDS	0.35%
REPURCHASE AGREEMENTS	6.72%
SHORT TERM INVESTMENTS	0.07%
TOTAL INVESTMENTS	99.86%
Other Assets in Excess of Liabilities	0.14%
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

Shares		Value
COMMON STOCKS – 87.57%

Australia – 0.03%
88,243	Australian
	Vintage Ltd.	$37,868
Brazil – 0.17%
1,815,154	Viver Incorporadora e
	Construtora SA(a)	196,560

Canada – 9.66%
192,260	Celestica, Inc.(a)	2,120,628
78,250	Dorel Industries,
	Inc.(a)	2,848,769
3,184	E-L Financial
	Corp. Ltd.(a)	2,012,314
22,910	Linamar Corp.(a)	767,559
200,703	Sierra Wireless,
	Inc.(a)	3,285,508
		11,034,778
China – 2.64%
44,630	China Yuchai
	International Ltd.	1,060,855
3,013,000	Sinotrans Ltd.	793,333
1,969,500	Weiqiao Textile Co.	1,155,701
		3,009,889
Denmark – 1.43%
75,090	H. Lundbeck A/S	1,637,158

Egypt – 1.30%
108,645	Eastern Tobacco Co.	1,488,212

France – 4.02%
31,930	Bongrain SA	2,188,768
17,020	Ciments Francais	1,173,380
25,338	Teleperformance SA	1,225,120
		4,587,268
Greece – 3.22%
43,634	Folli Follie Group SA(a)	1,133,216
210,640	Sarantis SA(a)	1,570,154
38,930	Titan Cement Co. SA(a)	969,063
		3,672,433
Hong Kong – 2.42%
1,847,500	Dickson Concepts
	International Ltd.	1,112,421
1,497,600	First Pacific Co. Ltd.	1,655,300
		2,767,721
India – 2.43%
109,383	Nava Bharat
	Ventures Ltd.	288,374
418,730	Reliance
	Infrastructure Ltd.	2,481,869
		2,770,243
Ireland – 0.74%
89,312	Grafton Group Plc	844,021

Israel – 1.32%
175,369	Syneron
	Medical Ltd.(a)	1,511,681

Italy – 3.31%
1,469,208	Iren Spa	1,793,832
381,550	Italcementi SpA
	Savings Shares	1,527,468
4,590	Italmobiliare SpA(a)	115,775
192,186	Natuzzi SpA – ADR(a)	345,935
		3,783,010
Japan – 25.67%
99,100	Alpine Electronics, Inc.	1,080,374
66,300	Chudenko Corp.	926,836
364,900	Fuji Machine
	Manufacturing
	Co. Ltd.	3,638,743
86,900	Futaba Corp.	1,114,837
181,300	Hibiya
	Engineering Ltd.	2,203,444
188,750	Hosiden Corp.	1,021,199
15,100	Makita Corp.	879,775
207,300	Noritsu Koki Co. Ltd.	1,391,602
63,500	Okinawa Cellular
	Telephone Co.	1,617,205
103,100	Otsuka Kagu Ltd.	1,060,421
83,100	San-A Co. Ltd.	2,343,567
220,000	Sanki Engineering
	Co. Ltd.	1,353,060
16,400	Tachi-s Co. Ltd.	249,216
119,000	Tenma Corporation	1,625,271
80,400	Torii Pharmaceutical
	Co. Ltd.	2,162,567
155,900	TSI Holdings Co. Ltd.	1,056,161
65,200	Tsutsumi Jewelry
	Co. Ltd.	1,710,749
128,900	Yamaha Corp.	1,846,877
67,400	Yamaha Motor Co. Ltd.	991,334

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

Shares		Value
239,000	Yodogawa Steel
	Works Ltd.	$1,056,251
		29,329,489
Mexico – 3.46%
6,968,504	Consorcio ARA
	S.A.B. de C.V.(a)	2,800,284
1,671,404	Desarrolladora Homex
	S.A.B. de C.V.(a)	592,484
6,089,400	Urbi Desarrollos
	Urbanos SA de CV(a)(b)	564,375
		3,957,143
Panama – 1.37%
62,639	Banco
	Latinoamericano de
	Comercio Exterior SA	1,560,964

Singapore – 4.03%
178,070	Flextronics
	International Ltd.(a)	1,618,656
448,100	Haw Par Corp. Ltd.	2,642,884
1,293,000	HTL International
	Holdings Ltd.	345,267
		4,606,807
South Korea – 3.89%
2,060	Lotte Chilsung
	Beverage Co. Ltd.	3,252,102
9,190	Samchully Co. Ltd.	1,188,552
		4,440,654
Switzerland – 5.86%
21,890	Lonza Group AG	1,792,824
292,701	Micronas
	Semiconductor
	Holding AG	2,446,829
16,675	Panalpina World
	Transport Holding AG	2,457,874
		6,697,527
Turkey – 1.53%
1,769,707	Selcuk Ecza Deposu
	Ticaret ve Sanayi A.S.	1,744,253

United Kingdom – 9.07%
470,233	Chime
	Communications Plc	2,295,212
53,270	Clarkson Plc	1,940,384
1,043,837	Debenhams Plc	1,726,530
206,518	LSL Property
	Services Plc	1,548,801
1,441,660	Mcbride Plc(a)	2,835,709
		10,346,636
TOTAL COMMON STOCKS
(Cost $82,833,529)		$100,024,315

PREFERRED STOCKS – 1.54%
Argentina – 0.38%
22,889	Nortel Inversora SA(a)	$439,240
Italy – 1.16%
86,993	Italmobiliare SpA(a)	1,320,453
TOTAL PREFERRED STOCKS
(Cost $1,383,738)		$1,759,693

	Contracts	Value
RIGHTS – 0.00%

Australia – 0.00%
Australian Vintage Ltd. Rights
Expiration Date: October 11, 2013, Exercise Price: 0.420(b)	33,091	$—
TOTAL RIGHTS
(Cost $305)		$—

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
CONVERTIBLE BONDS – 0.45%

Brazil – 0.45%
Viver Incorporadora e Construtora SA 2.000%, 08/06/2016(b)(c)	$1,136,056	$512,591
TOTAL CONVERTIBLE BONDS
(Cost $512,591)		$512,591

CORPORATE BONDS – 0.87%

Mexico – 0.87%
Urbi Desarrollos Urbanos SA de CV 8.500%, 04/19/2016(d)	3,377,000	$574,090
Desarrolladora Homex S.A.B. de C.V. 7.500%, 09/28/2015	1,734,000	416,160
TOTAL CORPORATE BONDS
(Cost $2,007,894)		$990,250

REPURCHASE AGREEMENTS – 9.20%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/13), due 10/1/13, 0.00% [Collateralized
by $11,825,000 Freddie Mac Bond, 2.08%, 10/17/22,
(Market Value $11,029,174)] (proceeds $10,503,041)	10,503,041	$10,503,041
TOTAL REPURCHASE AGREEMENTS (Cost $10,503,041)		$10,503,041
Total Investments (Cost $97,241,098) – 99.63%		$113,789,890
Other Assets in Excess of Liabilities – 0.37%		407,945
TOTAL NET ASSETS – 100.00%		$114,197,835
__________
Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)	Non-income producing security.
(b)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $1,076,966 or 0.94% of the Fund’s net assets and are classified as Level 2 securities.  See Note 2 in the Notes to Financial Statements.

(c)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $512,591 which represents 0.45% of total net assets.

(d)	In Default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2013 (Unaudited)

COMMON STOCKS
Air Freight & Logistics	2.85%
Auto Components	0.89%
Automobiles	0.87%
Beverages	2.88%
Chemicals	1.42%
Commercial Banks	1.37%
Communications Equipment	2.88%
Construction & Engineering	3.93%
Construction Materials	3.31%
Diversified Financial Services	1.45%
Electric Utilities	2.17%
Electrical Equipment	0.98%
Electronic Equipment, Instruments & Components	4.17%
Food & Staples Retailing	2.05%
Food Products	1.92%
Gas Utilities	1.04%
Health Care Equipment & Supplies	1.32%
Health Care Providers & Services	1.53%
Household Durables	7.68%
Household Products	2.48%
Industrial Conglomerates	0.25%
Insurance	1.76%
Leisure Equipment & Products	2.84%
Life Sciences Tools & Services	1.57%
Machinery	4.88%
Marine	1.70%
Media	2.01%
Metals & Mining	0.92%
Multiline Retail	1.51%
Multi-Utilities	1.57%
Personal Products	1.37%
Pharmaceuticals	5.64%
Professional Services	1.07%
Real Estate Management & Development	1.36%
Semiconductors & Semiconductor Equipment	2.14%
Specialty Retail	4.39%
Textiles, Apparel & Luxury Goods	1.94%
Tobacco	1.30%
Trading Companies & Distributors	0.74%
Wireless Telecommunication Services	1.42%
TOTAL COMMON STOCKS	87.57%

PREFERRED STOCKS
Construction Materials	1.16%
Diversified Telecommunication Services	0.38%
TOTAL PREFERRED STOCKS	1.54%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — September 30, 2013 (continued)

CONVERTIBLE BONDS
Household Durables	0.45%
TOTAL CONVERTIBLE BONDS	0.45%
CORPORATE BONDS
Household Durables	0.87%
TOTAL CORPORATE BONDS	0.87%

REPURCHASE AGREEMENTS	9.20%

TOTAL INVESTMENTS	99.63%
Other Assets in Excess of Liabilities	0.37%
TOTAL NET ASSETS	100.00%

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS ), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 5.92%
Fannie Mae Interest Only Strip – 0.29%
5.500%, 01/01/2036	$277,786	$43,730
6.000%, 06/01/2036	289,376	49,104
		92,834
Federal National Mortgage Association – 3.80%
Pool #MA0918, 4.000%, 12/01/2041	710,485	745,732
Pool #934124, 5.500%, 07/01/2038	210,152	228,640
Pool #254631, 5.000%, 02/01/2018	236,039	251,145
		1,225,517
Freddie Mac Mortgage – 1.83%
Pool #G0-6018, 6.500%, 04/01/2039	140,236	155,125
Pool #A9-3505, 4.500%, 08/01/2040	410,130	436,559
		591,684
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $1,871,641)		$1,910,035
OTHER MORTGAGE RELATED SECURITIES – 7.79%
Collateralized Mortgage Obligations – 2.11%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.617%, 01/25/2035	$686,057	$680,474
Series 2006-AR14, 5.782%, 10/25/2036	2,094	2,016
		682,490
Near Prime Mortgage – 5.37%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.674%, 10/25/2035	788,948	764,728
Bear Stearns Alt-A Trust
Series 2004-11, 0.864%, 11/25/2034	327,476	317,867
Series 2005-7, 0.724%, 08/25/2035	386,058	343,325
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.636%, 03/20/2036	45,997	35,815
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.474%, 07/25/2035	280,130	269,303
		1,731,038
Sub-Prime Mortgages – 0.31%
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.349%, 04/25/2036	108,678	100,659
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $2,180,072)		$2,514,187

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
US GOVERNMENTS – 35.83%
Sovereign – 35.83%
United States Treasury Bond
4.750%, 02/15/2037	$475,000	$567,625
United States Treasury Note
4.250%, 08/15/2014	405,000	419,555
4.500%, 02/15/2016	1,740,000	1,907,339
3.375%, 11/15/2019	2,865,000	3,142,547
2.000%, 11/15/2021	5,020,000	4,907,050
2.000%, 02/15/2023	655,000	623,836
TOTAL US GOVERNMENTS
(Cost $11,749,409)		$11,567,952

	Shares	Value
COMMON STOCKS – 0.03%
Paper & Forest Products – 0.03%
Resolute Forest Products, Inc.(a)	691	$9,135
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.(a)	22	474
TOTAL COMMON STOCKS
(Cost $56,874)		$9,609

PREFERRED STOCKS – 1.17%

Banks & Thrifts – 0.65%
Ally Financial, Inc., 8.500%	7,800	$208,884

Technology Hardware & Equipment – 0.52%
Pitney Bowes International Holdings, Inc., 6.125%(b)	170	169,001
TOTAL PREFERRED STOCKS
(Cost $354,420)		$377,885

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 3.70%

Student Loan – 3.70%
National Collegiate Student Loan Trust
Series A-4, 0.484%, 10/25/2033	$410,000	$191,675
SLM Student Loan Trust
Series 2004-B, 0.684%, 09/15/2033	300,000	232,049
Series 2005-A, 0.564%, 12/15/2038	400,000	298,898
Series 2006-A, 0.544%, 06/15/2039	275,000	225,658
Series 2007-A, 0.494%, 12/15/2041	350,000	244,588
TOTAL ASSET BACKED SECURITIES
(Cost $1,343,133)		$1,192,868

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
CORPORATE BONDS – 42.61%

Advertising – 0.83%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$267,113

Banks & Thrifts – 9.18%
Ally Financial, Inc.
6.750%, 12/01/2014	520,000	546,000
Citigroup, Inc.
6.125%, 11/21/2017	235,000	270,245
6.875%, 03/05/2038	76,000	93,953
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	226,412
First Horizon National Corp.
5.375%, 12/15/2015	130,000	140,492
JP Morgan Chase & Co.
7.900%, Perpetual	770,000	835,450
National City Corp.
4.900%, 01/15/2015	235,000	247,081
Regions Financial Corp.
5.750%, 06/15/2015	435,000	466,106
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	138,951
		2,964,690
Building Materials – 3.09%
CRH America, Inc.
6.000%, 09/30/2016	160,000	180,016
Masco Corp.
6.125%, 10/03/2016	305,000	337,406
Mohawk Industries, Inc.
6.375%, 01/15/2016	135,000	148,500
Owens Corning
6.500%, 12/01/2016	80,000	89,293
USG Corp.
6.300%, 11/15/2016	230,000	243,225
		998,440
Diversified Financial Services – 4.54%
American International Group, Inc.
6.400%, 12/15/2020	400,000	471,365
Bank of America Corp.
3.750%, 07/12/2016	245,000	259,623
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	250,000
International Lease Finance Corp.
6.625%, 11/15/2013	285,000	286,425
SLM Corp.
5.000%, 10/01/2013	200,000	200,000
		1,467,413

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Electric Utilities – 9.21%
Ameren Corp.
8.875%, 05/15/2014	$300,000	$314,399
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	439,531
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	202,543
EDP Finance BV
4.900%, 10/01/2019(b)	400,000	395,000
FirstEnergy Corp.
7.375%, 11/15/2031	430,000	434,374
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	420,000	459,374
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	317,372
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	32,041
7.000%, 09/01/2022	215,000	265,720
PPL Energy Supply LLC
6.500%, 05/01/2018	100,000	113,083
		2,973,437
Energy – 0.68%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	220,241

Energy Equipment & Services – 1.05%
Transocean, Inc.
4.950%, 11/15/2015	315,000	337,932

Equipment – 0.12%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	35,090	37,546

Food, Beverage & Tobacco – 1.32%
Altria Group, Inc.
9.700%, 11/10/2018	51,000	67,423
Pilgrims Pride Corp.
7.875%, 12/15/2018	130,000	141,375
Tyson Foods, Inc.
6.600%, 04/01/2016	195,000	218,627
		427,425
Forest Products & Paper – 0.76%
Sappi Papier Holding GmbH
7.750%, 07/15/2017(b)	235,000	244,400

Healthcare Providers & Services – 0.50%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	165,000	160,762

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Homebuilders – 2.67%
Centex Corp.
6.500%, 05/01/2016	$80,000	$88,400
Lennar Corp.
5.600%, 05/31/2015	320,000	337,600
Toll Brothers Finance Corp.
5.150%, 05/15/2015	270,000	284,175
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)	900,000	153,000
		863,175
Insurance – 2.49%
CNA Financial Corp.
7.350%, 11/15/2019	160,000	194,732
5.875%, 08/15/2020	110,000	126,854
ING US, Inc.
5.500%, 07/15/2022	235,000	252,986
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	210,000	228,639
		803,211
Media – 0.05%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	16,226

Oil & Gas – 3.06%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	488,453
Chesapeake Energy Corp.
6.625%, 08/15/2020	370,000	397,750
El Paso Corp.
7.000%, 06/15/2017	90,000	100,375
		986,578
Pharmaceutical – 0.58%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	175,000	187,250

Retail – 0.90%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	285,000	290,563

Technology Hardware & Equipment – 0.43%
ArcelorMittal SA
6.000%, 03/01/2021	135,000	138,375

Telecommunications – 0.72%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	93,326

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Telefonica Emisiones SAU
5.462%, 02/16/2021	$135,000	$138,235
		231,561
Utilities – 0.43%
Edison Mission Energy
7.000%, 05/15/2017(d)	210,000	139,125
TOTAL CORPORATE BONDS
(Cost $12,613,694)		$13,755,463

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(a)(c)	870	$627
TOTAL WARRANTS
(Cost $8,748)		$627

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 4.14%

Repurchase Agreement – 4.14%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/13), due 10/1/13, 0.00% [Collateralized
by $1,510,000 Fannie Mae Bond, 2.08%, 11/02/22, 0.00%
(Market Value $1,403,056)] (proceeds $1,335,956)	$1,335,956	$1,335,956
TOTAL REPURCHASE AGREEMENTS (Cost $1,335,956)		$1,335,956
Total Investments (Cost $31,513,947) – 101.19%		$32,664,582
Liabilities in Excess of Other Assets – (1.19%)		(383,006)
TOTAL NET ASSETS – 100.00%		$32,281,576
__________
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,898,588 which represents 5.88% of total net assets.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $627 or 0.00% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.04%

Fannie Mae Interest Only Strip – 0.04%
Fannie Mae Interest Only Strip
6.000%, 06/01/2036	$71,598	$12,149
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $13,300)		$12,149

OTHER MORTGAGE RELATED SECURITIES – 0.98%
Near Prime Mortgage – 0.86%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.674%, 10/25/2035	$261,829	$253,791
Sub-Prime Mortgages – 0.12%
Structured Asset Investment Loan Trust
Series A3, 0.564%, 07/25/2035	37,102	36,056
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $257,318)		$289,847

US GOVERNMENTS – 34.88%
Sovereign – 34.88%
United States Treasury Note
4.250%, 08/15/2014	$60,000	$62,156
4.500%, 02/15/2016	4,145,000	4,543,633
3.375%, 11/15/2019	3,395,000	3,723,891
2.000%, 11/15/2021	1,590,000	1,554,225
2.000%, 02/15/2023	400,000	380,969
TOTAL US GOVERNMENTS
(Cost $10,434,053)		$10,264,874

	Shares	Value
COMMON STOCKS – 0.09%

Paper & Forest Products – 0.08%
Resolute Forest Products, Inc.(a)	1,772	$23,426
Semiconductors – 0.01%
MagnaChip Semiconductor Corp.(a)	97	2,088
TOTAL COMMON STOCKS
(Cost $24,407)		$25,514

PREFERRED STOCKS – 1.62%

Banks & Thrifts – 0.89%
Ally Financial, Inc., 8.500%	9,800	$262,444

Technology Hardware & Equipment – 0.73%
Pitney Bowes International Holdings, Inc., 6.125%(b)	215	213,737
TOTAL PREFERRED STOCKS
(Cost $446,565)		$476,181
The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 1.35%

Student Loan – 1.35%
National Collegiate Student Loan Trust
Series A-4, 0.484%, 10/25/2033	$400,000	$187,000
SLM Student Loan Trust
Series 2007-A, 0.494%, 12/15/2041	300,000	209,647
TOTAL ASSET BACKED SECURITIES
(Cost $423,846)		$396,647

CORPORATE BONDS – 57.18%

Advertising – 0.69%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	195,000	204,263

Banks & Thrifts – 12.75%
Ally Financial, Inc.
6.750%, 12/01/2014	350,000	367,500
Citigroup, Inc.
6.125%, 11/21/2017	500,000	574,990
Fifth Third Bancorp
8.250%, 03/01/2038	65,000	84,096
First Horizon National Corp.
5.375%, 12/15/2015	230,000	248,562
JP Morgan Chase & Co.
7.900%, Perpetual	1,025,000	1,112,125
National City Corp.
4.900%, 01/15/2015	245,000	257,595
Regions Financial Corp.
5.750%, 06/15/2015	510,000	546,470
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	245,000	296,026
USB Capital IX
3.500%, Perpetual	350,000	266,000
		3,753,364
Building Materials – 2.97%
CRH America, Inc.
6.000%, 09/30/2016	90,000	101,259
Masco Corp.
6.125%, 10/03/2016	390,000	431,438
Mohawk Industries, Inc.
6.375%, 01/15/2016	75,000	82,500
Owens Corning
6.500%, 12/01/2016	100,000	111,616
USG Corp.
6.300%, 11/15/2016	140,000	148,050
		874,863

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Computers & Peripherals – 1.77%
Apple, Inc.
2.400%, 05/03/2023	$575,000	$520,479
Diversified Financial Services – 9.19%
Ally Financial, Inc.
6.750%, 12/01/2014	325,000	340,844
American International Group, Inc.
6.400%, 12/15/2020	485,000	571,530
Bank of America Corp.
3.750%, 07/12/2016	415,000	439,769
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	345,000	345,000
International Lease Finance Corp.
6.625%, 11/15/2013	565,000	567,825
SLM Corp.
5.000%, 10/01/2013	440,000	440,000
		2,704,968
Electric Utilities – 8.91%
Ameren Corp.
8.875%, 05/15/2014	120,000	125,760
Arizona Public Service Co.
8.750%, 03/01/2019	435,000	562,340
Commonwealth Edison Co.
Series 104, 5.950%, 08/15/2016	110,000	124,466
FirstEnergy Corp.
7.375%, 11/15/2031	350,000	353,560
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	505,000	552,343
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	72,383
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	465,000	496,630
7.000%, 09/01/2022	120,000	148,309
PPL Energy Supply LLC
6.500%, 05/01/2018	165,000	186,587
		2,622,378
Energy – 0.84%
Valero Energy Corp.
9.375%, 03/15/2019	190,000	246,152

Energy Equipment & Services – 2.33%
Transocean, Inc.
4.950%, 11/15/2015	640,000	686,592

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Equipment – 0.32%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	$87,725	$93,865

Food, Beverage & Tobacco – 1.47%
Altria Group, Inc.
9.700%, 11/10/2018	43,000	56,847
Pilgrims Pride Corp.
7.875%, 12/15/2018	140,000	152,250
Tyson Foods, Inc.
6.600%, 04/01/2016	200,000	224,233
		433,330
Forest Products & Paper – 1.06%
Sappi Papier Holding GmbH
7.750%, 07/15/2017(b)	300,000	312,000

Healthcare Providers & Services – 0.79%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	240,000	233,836

Homebuilders – 3.63%
Centex Corp.
6.500%, 05/01/2016	155,000	171,275
Lennar Corp.
5.600%, 05/31/2015	505,000	532,774
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	168,400
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020(b)(d)	1,160,000	197,200
		1,069,649
Insurance – 3.66%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	152,134
5.875%, 08/15/2020	235,000	271,006
ING US, Inc.
5.500%, 07/15/2022	355,000	382,172
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	250,000	272,189
		1,077,501
Media – 0.15%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	40,000	43,270

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Oil & Gas – 4.13%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	$510,000	$572,669
Chesapeake Energy Corp.
6.625%, 08/15/2020	545,000	585,874
El Paso Corp.
7.000%, 06/15/2017	50,000	55,764
		1,214,307
Pharmaceutical – 0.75%
Valeant Pharmaceuticals International
6.750%, 08/15/2018(b)	205,000	219,350

Technology Hardware & Equipment – 0.68%
ArcelorMittal SA
6.000%, 03/01/2021	195,000	199,875

Telecommunications – 0.81%
Telecom Italia Capital SA
6.999%, 06/04/2018	140,000	153,713
Telefonica Emisiones SAU
5.462%, 02/16/2021	80,000	81,917
		235,630
Utilities – 0.28%
Edison Mission Energy
7.000%, 05/15/2017(d)	125,000	82,813
TOTAL CORPORATE BONDS
(Cost $16,775,197)		$16,828,485

	Contracts	Value
WARRANTS – 0.01%
Semiconductors – 0.01%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(a)(c)	3,900	$2,813
TOTAL WARRANTS
(Cost $0)		$2,813

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 3.21%
Repurchase Agreement – 3.21%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/13), due 10/1/13, 0.00% [Collateralized by
$1,070,000 Fannie Mae Bond, 2.08%, 11/02/22,
(Market Value $994,218)] (proceeds $943,558)	$943,558	$943,558
TOTAL REPURCHASE AGREEMENTS (Cost $943,558)		$943,558
Total Investments (Cost $29,318,244) – 99.36%		$29,240,068
Other Assets in Excess of Liabilities – 0.64%		186,990
TOTAL NET ASSETS – 100.00%		$29,427,058
__________
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,494,630 which represents 5.08% of total net assets.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $2,813 or 0.01% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Schedule of Investments.

(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2013

Brandes
International
Equity Fund
ASSETS
Investments in securities, at value(1)	$433,004,379
Foreign currency(1)	467,231
Receivables:
Securities sold	1,625,183
Fund shares sold	877,731
Dividends and interest	1,442,244
Currency	4,933
Tax reclaims	983,856
Due from Advisor	—
Prepaid expenses and other assets	30,321
Total Assets	438,435,878
LIABILITIES
Payables:
Securities purchased	—
Fund shares redeemed	10,573,040
Due to advisor	271,513
12b-1 fee	779
Trustee fees	11,657
Distributions payable	144,538
Foreign tax withholding	101,062
Foreign currency spot trade payable	—
Accrued expenses	162,883
Total Liabilities	11,265,472
NET ASSETS	$427,170,406
COMPONENTS OF NET ASSETS
Paid-in capital	$534,694,396
Undistributed net investment income	(1,429,328)
Accumulated net realized gain (loss) on investments and foreign currency	(119,824,028)
Net unrealized appreciation (depreciation) on:
Investments	13,624,876
Foreign currency	104,490
Total Net Assets	$427,170,406
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$699,611
Shares outstanding (unlimited shares authorized without par value)	43,644
Offering and redemption price	$16.03
Maximum offering price per share*	$17.01
Class C Shares
Net Assets	$422,769
Shares outstanding (unlimited shares authorized without par value)	26,461
Offering and redemption price	$15.98
Class E Shares
Net Assets	$21,976,877
Shares outstanding (unlimited shares authorized without par value)	1,373,085
Offering and redemption price	$16.01
Class I Shares
Net Assets	$404,071,149
Shares outstanding (unlimited shares authorized without par value)	25,176,055
Offering and redemption price	$16.05
(1) Cost of:
Investments in securities	$419,380,795
Foreign currency	465,939
__________

*
Includes a sales load of 5.75% for the International, Global, Emerging Markets, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2013 (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$40,247,458	$424,126,503	$113,789,890	$32,664,582	$29,240,068
54,581	2,044,363	271,380	—	—

—	1,177,891	192,597	—	—
15,433	3,849,256	904,500	87,023	129
99,867	242,829	247,428	326,986	352,454
—	1,015	2,465	—	—
17,631	16,429	11,337	—	—
3,626	—	—	14,781	1,537
24,690	38,229	15,345	14,630	8,624
40,463,286	431,496,515	115,434,942	33,108,002	29,602,812

394,190	5,632,983	998,037	246,199	104,966
11,198	499,898	19,246	511,312	1,416
—	269,918	57,545	—	—
352	58,316	14,142	554	1,819
12,594	11,936	13,047	12,548	13,181
2,994	128,092	41,518	2,255	—
6,989	31,110	17,882	—	—
21,476	—	—	—	—
62,115	152,386	75,690	53,558	54,372
511,908	6,784,639	1,237,107	826,426	175,754
$39,951,378	$424,711,876	$114,197,835	$32,281,576	$29,427,058

$32,702,408	$423,329,145	$91,140,052	$31,082,178	$29,062,308
(23,826)	591,494	(128,500)	—	(4,974)
1,227,176	11,327,340	6,635,090	48,763	447,900

6,045,630	(10,539,951)	16,549,159	1,150,635	(78,176)
(10)	3,848	2,034	—	—
$39,951,378	$424,711,876	$114,197,835	$32,281,576	$29,427,058

$271,838	$131,664,252	$31,235,578	$1,443,098	$4,208,966
11,234	14,270,310	2,276,472	157,626	414,677
$24.20	$9.23	$13.72	$9.16	$10.15
$25.68	$9.79	$14.56	$9.52	$10.55

$123,313	$5,254,566	$1,536,271	N/A	N/A
5,109	571,868	112,303	—	—
$24.14	$9.19	$13.68	N/A	N/A

$243,003	N/A	N/A	$1,154,759	N/A
10,124	—	—	125,440	—
$24.00	N/A	N/A	$9.21	N/A

$39,313,224	$287,793,058	$81,425,986	$29,683,719	$25,218,092
1,620,605	31,145,910	5,926,525	3,231,425	2,484,638
$24.26	$9.24	$13.74	$9.19	$10.15

$34,201,836	$434,666,480	$97,241,098	$31,513,947	$29,318,244
54,573	2,044,337	271,012	—	—

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2013

Brandes
International
Equity Fund
INVESTMENT INCOME
Income
Dividend income	$14,775,044
Less: Foreign taxes withheld & issuance fees	(1,556,394)
Interest income	454
Less: Foreign taxes withheld	—
Income from securities lending	299,082
Miscellaneous income	—
Total income	13,518,186
Expenses
Advisory fees (Note 3)	3,560,287
Custody fees	42,143
Administration fees (Note 3)	141,538
Insurance expense	33,817
Legal fees	12,818
Printing fees	42,826
Miscellaneous	80,348
Registration expense	60,745
Trustee fees	40,840
Transfer agent fees	140,610
12b-1 Fees – Class A (Note 3)	433
12b-1 Fees – Class C (Note 3)	658
Shareholder Service Fees – Class C (Note 3)	220
Shareholder Service Fees – Class E (Note 3)	20,915
Shareholder Service Fees – Class I (Note 3)	187,315
Accounting fees	67,087
Auditing fees	47,837
Organizational costs	—
Total expenses	4,480,437
Less reimbursement / waiver	(458,927)
Total expenses net of reimbursement / waiver	4,021,510
Net investment income	9,496,676
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,599,281)
Less: Foreign taxes withheld	—
Foreign currency transactions	(139,146)
vNet realized gain (loss)	(1,738,427)
Net change in unrealized appreciation (depreciation) on:
Investments	83,500,849
vForeign currency transactions	58,622
Net unrealized appreciation (depreciation)	83,559,471
Net realized and unrealized gain (loss) on investments
and foreign currency transactions	81,821,044
Net increase in net assets resulting from operations	$91,317,720

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2013 (continued)

		Brandes
Brandes	Brandes	International	Brandes	Brandes
Global	Emerging	Small Cap	Core Plus Fixed	Credit Focus
Equity Fund	Markets Fund	Equity Fund	Income Fund	Yield Fund

$1,087,308	$7,710,451	$1,493,132	$24,069	$30,449
(85,911)	(755,397)	(128,726)	—	—
91	3,983	65,116	1,240,458	730,927
—	(680)	—	—	—
4,433	—	—	—	—
—	148	248	20,671	13,469
1,005,921	6,958,505	1,429,770	1,285,198	774,845

271,345	2,612,163	719,368	114,576	138,726
4,986	111,516	23,221	4,592	4,170
12,377	97,654	26,971	12,002	10,318
2,912	14,903	3,012	3,298	1,373
12,298	13,613	13,287	12,588	14,232
6,400	44,256	14,713	6,036	5,060
10,513	51,607	15,383	7,966	6,845
51,371	68,524	52,185	38,910	35,865
39,990	40,284	39,977	39,940	39,767
61,048	164,340	66,561	46,539	34,853
306	236,060	43,767	1,654	6,317
306	8,495	2,744	N/A	N/A
102	2,832	915	N/A	N/A
122	N/A	N/A	10,817	N/A
16,773	89,891	22,382	13,874	4,340
59,890	58,827	59,147	52,356	43,065
44,719	46,596	44,336	45,535	46,416
—	—	8,983	—	7,744
595,458	3,661,561	1,156,952	410,683	399,091
(255,029)	(334,348)	(238,680)	(237,047)	(198,558)
340,429	3,327,213	918,272	173,636	200,533
665,492	3,631,292	511,498	1,111,562	574,312

1,291,119	11,775,682	6,719,939	264,047	14,692
—	(7,305)	—	—	—
(4,139)	(197,501)	(27,045)	—	—
1,286,980	11,570,876	6,692,894	264,047	14,692

6,188,336	6,780,613	14,867,448	(1,214,389)	(536,907)
646	14,091	1,815	—	—
6,188,982	6,794,704	14,869,263	(1,214,389)	(536,907)

7,475,962	18,365,580	21,562,157	(950,342)	(522,215)
$8,141,454	$21,996,872	$22,073,655	$161,220	$52,097

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International		Brandes Global		Brandes Emerging
	Equity Fund		Equity Trust		Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012	2013	2012
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$9,496,676	$12,918,224	$665,492	$833,016	$3,631,292	$3,539,094
Net realized gain
(loss) on:
Investments	(1,599,281)	(32,118,611)	1,291,119	543,036	11,768,377	4,139,759
Foreign currency
transactions	(139,146)	(69,469)	(4,139)	(17,226)	(197,501)	(94,710)
Net change in unrealized
appreciation
(depreciation) on:
Investments	83,500,849	55,898,588	6,188,336	3,479,351	6,780,613	12,500,123
Foreign currency
transactions	58,622	(6,563)	646	(148)	14,091	23,761
Net increase
in net assets
resulting from
operations	91,317,720	36,622,169	8,141,454	4,838,029	21,996,872	20,108,027
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(7,058)	(4)	(4,965)	(249)	(2,110,259)	(407,118)
Class C	(3,900)	N/A	(1,612)	N/A	(25,399)	N/A
Class E	(678,654)	(208,815)	(9,392)	(4,752)	N/A	N/A
Class I	(21,820,503)	(21,348,284)	(1,466,752)	(884,851)	(4,840,178)	(1,004,514)
From net realized gains
Class A	—	—	(1,515)	(634)	(1,665,022)	(415,797)
Class C	—	N/A	—	N/A	—	N/A
Class E	—	—	(3,242)	(11,450)	N/A	N/A
Class I	—	—	(489,837)	(2,132,185)	(3,312,472)	(901,535)
Decrease in net
assets from
distributions	(22,510,115)	(21,557,103)	(1,977,315)	(3,034,121)	(11,953,330)	(2,728,964)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	137,245,545	91,548,588	6,499,248	5,971,637	266,629,812	104,998,425
Net asset value of share
issued on reinvestment
of distributions	20,426,954	19,458,718	1,111,307	2,952,953	11,542,833	2,608,174
Cost of shares
redeemed	(158,699,984)	(225,737,344)	(4,240,206)	(16,923,436)	(66,090,176)	(32,678,995)
Net increase (decrease)
in net assets from
capital share
transactions	(1,027,485)	(114,730,038)	3,370,349	(7,998,846)	212,082,469	74,927,604
Total Increase
(Decrease) in
net assets	67,780,120	(99,664,972)	9,534,488	(6,194,938)	222,126,011	92,306,667
NET ASSETS
Beginning of
the Period	359,390,286	459,055,258	30,416,890	36,611,828	202,585,865	110,279,198
End of the Period	$427,170,406	$359,390,286	$39,951,378	$30,416,890	$424,711,876	$202,585,865
Undistributed net
investment
income	$(1,429,328)	$11,088,878	$(23,826)	$787,198	$591,494	$2,947,049

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International		Brandes Core Plus		Brandes Credit
	Small Cap Equity Fund		Fixed Income Fund		Focus Yield Fund
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2013	2012*	2013	2012	2013	2012*
INCREASE
(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment
income	$511,498	$290,760	$1,111,562	$1,258,168	$574,312	$306,294
Net realized gain
(loss) on:
Investments	6,719,939	510,475	264,047	427,921	14,692	65,484
Foreign currency
transactions	(27,045)	(16,405)	—	—	—	—
Net change in unrealized
appreciation
(depreciation) on:
Investments	14,867,448	1,681,711	(1,214,389)	1,155,584	(536,907)	458,731
Foreign currency
transactions	1,815	219	—	—	—	—
Net increase
in net assets
resulting from
operations	22,073,655	2,466,760	161,220	2,841,673	52,097	830,509
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income
Class A	(166,193)	—	(19,362)	N/A	(46,034)	(2)
Class C	(2,388)	N/A	N/A	N/A	N/A	N/A
Class E	N/A	—	(191,022)	(244,744)	N/A	N/A
Class I	(765,007)	N/A	(1,060,910)	(1,179,368)	(546,949)	(297,633)
From net realized gains
Class A	(90,469)	—	—	N/A	(5,802)	—
Class C	—	N/A	N/A	N/A	N/A	N/A
Class E	—	—	(93,234)	(93,990)	N/A	N/A
Class I	(533,046)	N/A	(286,860)	(480,064)	(143,186)	—
Decrease in net
assets from
distributions	(1,557,103)	—	(1,651,388)	(1,998,166)	(741,971)	(297,635)
CAPITAL SHARE
TRANSACTIONS
Proceeds from
shares sold	58,169,343	41,885,389	21,074,938	7,548,731	10,104,427	18,477,543
Net asset value of share
issued on reinvestment
of distributions	1,315,774	—	1,471,758	1,691,449	744,456	295,151
Cost of shares
redeemed	(10,096,132)	(59,851)	(20,914,985)	(5,048,630)	(37,519)	—
Net increase (decrease)
in net assets from
capital share
transactions	49,388,985	41,825,538	1,631,711	4,191,550	10,811,364	18,772,694
Total Increase
(Decrease) in
net assets	69,905,537	44,292,298	141,543	5,035,057	10,121,490	19,305,568
NET ASSETS
Beginning of
the Period	44,292,298	—	32,140,033	27,104,976	19,305,568	—
End of the Period	$114,197,835	$44,292,298	$32,281,576	$32,140,033	$29,427,058	$19,305,568
Undistributed net
investment
income	$(128,500)	$285,646	$—	$44,040	$(4,974)	$13,701
__________
*  Commenced operations on January 31, 2012.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes International Equity Fund
Class A(8)
9/30/13	$13.50	0.34	(5)	3.02	3.36	(0.83)	—
9/30/12	$13.00	0.38	(5)	0.76	1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	(2.74)	—	—
Class C
1/31/2013(3) – 9/30/2013	$14.30	0.15	(5)	1.84	1.99	(0.31)	—
Class E
9/30/13	$13.48	0.33	(5)	3.03	3.36	(0.84)	—
9/30/12	$12.97	0.41	(5)	0.74	1.15	(0.64)	—
9/30/11	$14.91	0.37	(5)	(1.96)	(1.59)	(0.35)	—
9/30/10	$15.24	0.33	(5)	(0.40)	(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	0.86	(0.47)	(1.18)
Class I
9/30/13	$13.50	0.35	(5)	3.04	3.39	(0.84)	—
9/30/12	$12.99	0.41	(5)	0.76	1.17	(0.66)	—
9/30/11	$14.92	0.40	(5)	(1.98)	(1.58)	(0.35)	—
9/30/10	$15.24	0.32	(5)	(0.38)	(0.06)	(0.26)	—
9/30/09	$17.43	0.26		(0.80)	(0.54)	(0.47)	(1.18)
__________
(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$16.03	26.06%		$0.7	1.23%		2.25%		1.31%		2.17%		19.43%
$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)

$15.98	14.17	%(7)	$0.1	1.95	%(2)	1.53	%(2)	1.97	%(2)	1.51	%(2)	19.43%

$16.01	26.15%		$22.0	1.22%		2.26%		1.23%		2.25%		19.43%
$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		29.15%
$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.21	%(2)	1.16	%(2)	2.21	%(2)	19.88	%(1)

$16.05	26.43%		$404.4	1.03%		2.45%		1.15%		2.33%		19.43%
$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes Global Equity Fund
Class A(8)
9/30/13	$20.27	0.38	(5)	4.80	5.18	(0.91)	(0.34)
9/30/12	$19.19	0.43	(5)	2.22	2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(5)	(3.44)	(3.15)	—	—
Class C
1/31/2013(3) – 9/30/2013	$21.21	0.15	(5)	3.12	3.27	(0.34)	—
Class E
9/30/13	$20.17	0.37	(5)	4.77	5.14	(0.97)	(0.34)
9/30/12	$19.13	0.44	(5)	2.20	2.64	(0.47)	(1.13)
9/30/11	$21.73	0.51	(5)	(1.59)	(1.08)	(0.44)	(1.08)
9/30/10	$21.25	0.37	(5)	0.50	0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	1.34	(0.09)	—
Class I
9/30/13	$20.33	0.43	(5)	4.81	5.24	(0.98)	(0.34)
9/30/12	$19.22	0.49	(5)	2.22	2.71	(0.47)	(1.13)
9/30/11	$21.76	0.51	(5)	(1.53)	(1.02)	(0.44)	(1.08)
9/30/10	$21.24	0.42	(5)	0.48	0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	1.33	(0.09)	—
__________
(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$24.20	26.81%		$0.3	1.25%		1.72%		1.97%		1.00%		24.37%
$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)

$24.14	15.55	%(7)	$0.1	2.00	%(2)	0.97	%(2)	2.71	%(2)	0.26	%(2)	24.37%

$24.00	26.80%		$0.2	1.25%		1.71%		1.76%		1.20%		24.37%
$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%
$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%
$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.30	%(2)	1.83	%(2)	1.67	%(2)	4.06	%(1)

$24.26	27.12%		$39.4	1.00%		1.96%		1.75%		1.21%		24.37%
$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%
$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.06	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

			Net	Net
	Net asset		realized and	increase			Dividends	Dividends
	value,	Net	unrealized	from		Total from	from net	from net
	beginning	investment	gain/(loss) on	payments		investment	investment	realized
	of period	income(5)	investments	by affiliates		operations	income	gains
Brandes Emerging Markets Fund
Class A(9)
9/30/13	$8.96	0.11	0.59	—		0.70	(0.22)	(0.21)
9/30/12	$7.85	0.17	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(2.29)	—	(8)	(2.15)	—	—
Class C
1/31/2013(3) – 9/30/2013	$9.54	0.02	(0.30)	—		(0.28)	(0.07)	—
Class I
9/30/13	$8.99	0.13	0.56	—		0.69	(0.23)	(0.21)
9/30/12	$7.86	0.20	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(2.29)	—	(8)	(2.14)	—	—

Brandes International Small Cap Equity Fund
Class A(9)
9/30/13	$10.56	0.06	3.36	—		3.42	(0.14)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
Class C
1/31/2013(3) – 9/30/2013	$11.90	(0.02)	1.83	—		1.81	(0.03)	—
Class I
9/30/13	$10.56	0.09	3.37	—		3.46	(0.16)	(0.12)
1/31/2012(3) – 9/30/2012	$10.00	0.10	0.46	—		0.56	—	—
__________
(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Amount is less than $0.01 per share.
(9)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$9.23	8.09%		$131.7	1.37%		1.16%		1.46%		1.07%		21.74%
$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)

$9.19	(2.84	)%(7)	$5.3	2.12	%(2)	0.42	%(2)	2.20	%(2)	0.34	%(2)	21.74%

$9.24	8.20%		$287.7	1.12%		1.41%		1.26%		1.27%		21.74%
$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

$13.72	32.98%		$31.2	1.40%		0.49%		1.68%		0.21%		24.45%
$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)

$13.68	15.23	%(7)	$1.5	2.15	%(2)	(0.25	)%(2)	2.40	%(2)	(0.50	)%(2)	24.45%

$13.74	33.41%		$81.5	1.15%		0.74%		1.48%		0.41%		24.45%
$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

				Net
	Net asset			realized and		Dividends	Dividends
	value,	Net		unrealized	Total from	from net	from net
	beginning	investment		gain/(loss) on	investment	investment	realized
	of period	income		investments	operations	income	gains
Brandes Core Plus Fixed Income Fund
Class A
1/31/2013(3) – 9/30/2013	$9.43	0.20	(5)	(0.28)	(0.08)	(0.19)	—
Class E
9/30/13	$9.61	0.30	(5)	(0.22)	0.08	(0.36)	(0.12)
9/30/12	$9.36	0.38	(5)	0.50	0.88	(0.44)	(0.19)
9/30/11	$9.66	0.47	(5)	(0.12)	0.35	(0.48)	(0.17)
9/30/10	$8.96	0.54	(5)	0.64	1.18	(0.48)	—
9/30/09	$8.70	0.47		0.25	0.72	(0.46)	—
Class I
9/30/13	$9.60	0.32	(5)	(0.23)	0.09	(0.38)	(0.12)
9/30/12	$9.35	0.40	(5)	0.50	0.90	(0.46)	(0.19)
9/30/11	$9.65	0.49	(5)	(0.12)	0.37	(0.50)	(0.17)
9/30/10	$8.95	0.56	(5)	0.64	1.20	(0.50)	—
9/30/09	$8.69	0.49		0.25	0.74	(0.48)	—
Brandes Credit Focus Yield Fund
Class A(8)
9/30/13	$10.39	0.19	(5)	(0.17)	0.02	(0.20)	(0.06)
3/2/2012(3) – 9/30/2012	$10.10	0.16	(5)	0.29	0.45	(0.16)	—
Class I
9/30/13	$10.39	0.22	(5)	(0.18)	0.04	(0.22)	(0.06)
1/31/2012(3) – 9/30/2012	$10.00	0.23	(5)	0.38	0.61	(0.22)	—
__________
(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(7)	The Total return figure is the since inception return for the class which commenced operations on January 31, 2013.
(8)	Prior to January 31, 2013, Class A shares were known as Class S shares.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

										Ratio of net
										investment
								Ratio of		income
						Ratio of net		expenses (prior		(prior to
			Net assets,	Ratio of		investment		to reimburse-		reimburse-
Net asset			end of	net expenses		income		ments)		ments) to		Portfolio
value, end	Total		period	to average		to average		to average		average		turnover
of period	return(6)		(millions)	net assets(4)		net assets(4)		net assets		net assets		rate

$9.16	(0.88	)%(7)	$1.4	0.70	%(2)	3.23%		1.45	%(2)	2.48	%(2)	33.91%

$9.21	0.79%		$1.2	0.70%		3.22%		1.40%		2.52%		33.91%
$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%
$9.66	13.47%		$2.7	0.70%		5.80%		1.48%		5.02%		150.89%
$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%

$9.19	0.89%		$29.7	0.50%		3.43%		1.23%		2.70%		33.91%
$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%
$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%

$10.15	0.13%		$4.2	0.95%		1.84%		1.61%		1.18%		23.05%
$10.39	4.51%		$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)

$10.15	0.40%		$25.2	0.70%		2.09%		1.42%		1.37%		23.05%
$10.39	6.23%		$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 − ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund, Credit Focus Yield Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, January 31, 2012 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The Core Plus Fund began operations on December 28, 2007.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. Prior to January 31, 2013, Class A shares were known as Class S shares for the International, Global, Emerging, International Small Cap and Credit Focus Yield Funds (Class A shares have the same operating expenses as Class S shares). The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

A.
Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.
Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not hold any delayed delivery securities as of September 30, 2013.

D.
Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying security or securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the period ended September 30, 2013, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds did not invest in any participatory notes at September 30, 2013. The Emerging Markets Fund invested in two participatory notes with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase the underlying securities: Etihad Etisalat Co. and Saudi Basic Industries Corp.  The average monthly market value of these securities was

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

$6,337,885 and $4,742,741 during the year ended September 30, 2013, respectively. As a result of the investments in the participation notes, the Emerging Markets Fund recognized a net unrealized gain of $2,464,789 and no realized gain (loss). The combined market value of these securities on September 30, 2013 was $12,993,863 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.

F.
Concentration of Risk. As of September 30, 2013, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.

G.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

H.
Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of September 30, 2013, the Funds did not have any securities on loan.

I.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.
Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2010 through 2013). As of September 30, 2013 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2013. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

K.
Payment by Affiliate. During the fiscal year ended September 30, 2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during that period. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.

L.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.
Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date, are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if significant observable inputs are used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.  As of September 30, 2013, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund had securities with market values of $373,498,715, $23,837,040, $196,721,641, $57,109,130, $0 and $0, that represents 87.44%, 59.67%, 46.32%, 50.01%, 0.00% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open.  A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period.  Rights may or may not be transferable.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Valuation methodologies used to fair value such securities in the Funds’ portfolios as of September 30, 2013 include conversion value and correlation to similar securities. Additionally, warrants and rights are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant or right, including the affect of any

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of September 30, 2013, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$42,740,750	$—	$42,740,750
Consumer Staples	—	39,159,353	—	39,159,353
Energy	6,737,551	36,884,315	—	43,621,866
Financials	6,236,038	79,272,667	—	85,508,705
Health Care	—	44,365,958	—	44,365,958
Industrials	—	12,639,349	—	12,639,349
Information Technology	9,154,272	26,636,924	—	35,791,196
Materials	4,023,995	18,896,151	—	22,920,146
Telecommunication Services	12,927,412	49,980,692	—	62,908,104
Utilities	964,195	22,922,556	—	23,886,751
Total Equities	40,043,463	373,498,715	—	413,542,178
Preferred Stocks
Energy	7,651,465	—	—	7,651,465
Telecommunication Services	2,759,290	—	—	2,759,290
Total Preferred Stocks	10,410,755	—	—	10,410,755
Rights
Financials	282,867	—	—	282,867
Total Rights	282,867	—	—	282,867
Repurchase Agreements	—	8,768,579	—	8,768,579
Total Investments in Securities	$50,737,085	$382,267,294	$—	$433,004,379

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$—	$3,527,105	$—	$3,527,105
Consumer Staples	778,305	3,686,073	—	4,464,378
Energy	1,341,557	2,639,593	—	3,981,150
Financials	4,227,261	3,397,263	—	7,624,524
Health Care	1,894,805	3,694,984	—	5,589,789
Industrials	363,888	—	—	363,888
Information Technology	3,796,624	1,759,697	—	5,556,321
Materials	—	876,785	—	876,785
Telecommunication Services	1,172,461	3,072,835	—	4,245,296
Utilities	—	1,182,705	—	1,182,705
Total Equities	13,574,901	23,837,040	—	37,411,941
Preferred Stocks
Energy	668,196	—	—	668,196
Total Preferred Stocks	668,196	—	—	668,196
Repurchase Agreements	—	2,167,321	—	2,167,321
Total Investments in Securities	$14,243,097	$26,004,361	$—	$40,247,458

Emerging Markets Fund
Equities
Consumer Discretionary	$6,641,866	$36,146,478	$—	$42,788,344
Consumer Staples	16,845,405	7,496,332	—	24,341,737
Energy	20,523,448	7,355,193	—	27,878,641
Financials	31,202,914	51,141,504	—	82,344,418
Health Care	345,231	3,841,330	—	4,186,561
Industrials	8,627,805	3,204,493	—	11,832,298
Information Technology	8,253,914	17,516,353	—	25,770,267
Materials	19,357,826	34,482,661	—	53,840,487
Telecommunication Services	35,503,296	15,336,991	—	50,840,287
Utilities	7,996,117	12,512,683	—	20,508,800
Total Equities	155,297,822	189,034,018	—	344,331,840
Participatory Notes
Materials	—	6,019,212	—	6,019,212
Telecommunication Services	—	6,974,651	—	6,974,651
Total Participatory Notes	—	12,993,863	—	12,993,863
Preferred Stocks
Consumer Discretionary	—	9,351,136	—	9,351,136
Energy	10,314,078	—	—	10,314,078
Telecommunication Services	8,768,613	—	—	8,768,613
Utilities	3,753,146	—	—	3,753,146
Total Preferred Stocks	22,835,837	9,351,136	—	32,186,973
Real Estate Investment Trusts	4,268,977	—	—	4,268,977
Convertible Bonds	—	1,488,955	—	1,488,955
Repurchase Agreements	—	28,535,664	—	28,535,664
Short Term Investments	320,231	—	—	320,231
Total Investments in Securities	$182,722,867	$241,403,636	$—	$424,126,503

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$12,364,914	$12,906,135	$—	$25,271,049
Consumer Staples	8,120,710	5,595,670	—	13,716,380
Financials	5,122,079	1,655,300	—	6,777,379
Health Care	3,148,839	8,342,527	—	11,491,366
Industrials	5,747,486	12,979,169	—	18,726,655
Information Technology	7,024,792	3,468,029	—	10,492,821
Materials	2,142,443	4,324,764	—	6,467,207
Telecommunication Services	—	1,617,205	—	1,617,205
Utilities	—	5,464,253	—	5,464,253
Total Equities	43,671,263	56,353,052	—	100,024,315
Preferred Stocks
Telecommunication Services	439,240	—	—	439,240
Materials	—	1,320,453	—	1,320,453
Total Preferred Stocks	439,240	1,320,453	—	1,759,693
Convertible Bonds	—	512,591	—	512,591
Corporate Bonds	—	990,250	—	990,250
Repurchase Agreements	—	10,503,041	—	10,503,041
Total Investments in Securities	$44,110,503	$69,679,387	$—	$113,789,890

Core Plus Fund
Equities*	$9,609	$—	$—	$9,609
Preferred Stocks	208,884	169,001	—	377,885
Asset Backed Securities	—	—	1,192,868	1,192,868
Corporate Bonds	—	13,755,463	—	13,755,463
Government Securities	—	11,567,952	—	11,567,952
Mortgage Backed Securities	—	4,331,388	92,834	4,424,222
Warrants	—	627	—	627
Repurchase Agreements	—	1,335,956	—	1,335,956
Total Investments in Securities	$218,493	$31,160,387	$1,285,702	$32,664,582
Credit Focus Yield Fund
Equities*	$25,514	$—	$—	$25,514
Preferred Stocks	262,444	213,737	—	476,181
Asset Backed Securities	—	—	396,647	396,647
Corporate Bonds	—	16,828,485	—	16,828,485
Government Securities	—	10,264,874	—	10,264,874
Mortgage Backed Securities	—	289,847	12,149	301,996
Warrants	—	2,813	—	2,813
Repurchase Agreements	—	943,558	—	943,558
Total Investments in Securities	$287,958	$28,543,314	$408,796	$29,240,068

* Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

			Emerging	International		Credit
	International	Global	Markets	Small Cap	Core Plus	Focus
	Fund	Fund	Fund	Fund	Fund	Yield Fund
Transfers into Level 1	$—	$—	$8,606,708	$4,884,624	$—	$—
Transfers out of Level 1	—	—	14,456,623	6,549,793	—	—
Net Transfers
in/(out) of Level 1	$—	$—	$(5,849,915)	$(1,665,169)	$—	$—
Transfers into Level 2	$—	$—	$14,456,623	$6,549,793	$627	$2,813
Transfers out of Level 2	—	—	8,606,708	4,884,624	—	—
Net Transfers
in/(out) of Level 2	$—	$—	$5,849,915	$1,665,169	$627	$2,813

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on September 30, 2013. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on September 30, 2013.

There were no Level 3 securities in the International Equity, Global Equity, Emerging Markets or International Small Cap Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus and Credit Focus Yield Funds during the period ended September 30, 2013:

		Credit
	Core Plus	Focus Yield
	Fund	Fund
Beginning Balance – October 1, 2012	$1,165,074	$371,834
Purchases	—	—
Sales	(23,578)	—
Transfers in to level 3	—	—
Transfers out of level 3	(627)	(2,813)
Realized gains (losses), net	(45,588)	—
Change in unrealized gains (losses)	190,421	39,775
Ending Balance – September 30, 2013	$1,285,702	$408,796

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of September 30, 2013 the Core Plus and Credit Focus Yield Funds had $172,046 and $28,349 of unrealized losses from Level 3 securities, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2013.

	Fair Value	Valuation
	at 9/30/13	Techniques	Unobservable Inputs	Ranges
Student Loans	$1,589,515	Consensus	Third party inputs	N/A
		pricing
			Prepayment speeds	2 – 4%
Federal & Federally	$104,983	Consensus	Third party inputs	N/A
Sponsored Credits		pricing

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee.  From October 1, 2012 to May 13, 2013, the Advisor received a monthly fee at the annual rate of 1.00% of the first $2.5 billion of average daily net assets, 0.90% of the next $2.5 billion of average daily net assets, and 0.80% of the amount of average daily net assets greater than $5 billion of the International Fund.  Effective May 14, 2013, the Advisor received a monthly fee at the annual rate of 0.80% of the first $5 billion of average daily net assets, and 0.70% of the amount of average daily net assets greater than $5 billion of the International Fund.  The Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund received a monthly fee at the annual rate of 0.80%, 0.95%, 0.95%, 0.35% and 0.50%

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

based upon their average daily net assets, respectively.  For the periods ended September 30, 2013, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, The Core Plus Fund and the Credit Focus Yield Fund incurred $3,560,287, $271,345, $2,612,163, $719,368, $114,576 and $138,726 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 30, 2014 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.20%	1.95%	1.20%	1.00%
Global Fund	1.25%	2.00%	1.25%	1.00%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Prior to May 14, 2013, the expense cap rates for the International Fund were as follows: Class A: 1.30%, Class C: 2.05%, Class E: 1.30%, Class I: 1.05%. Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the periods ended September 30, 2013, the Advisor waived expenses and/or reimbursed the Funds $458,927, $255,029, $334,348, $238,680, $237,047 and $198,558 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively.

	Recovery	Recovery	Recovery
	Expiring	Expiring	Expiring
	September 30,	September 30,	September 30,
Fund	2014	2015	2016
International Fund	$—	$208,594	$458,927
Global Fund	187,218	229,270	255,029
Emerging Markets Fund	163,603	378,305	334,348
International Small Cap Fund	N/A	218,903	238,680
Core Plus Fund	204,045	156,102	237,047
Credit Focus Yield Fund	N/A	149,098	198,558

For the period ended September 30, 2013, the Advisor did not recoup any fees previously waived or reimbursed.

Certain officers and trustees of the Trust are also officers of the Advisor.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

B. Administration Fee. U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per Fund per annum which is allocated among Funds based on their average net assets. For the period ended September 30, 2013, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $141,538, $12,377, $97,654, $26,971, $12,002 and $10,318 in such fees, respectively.

C. Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the period ended September 30, 2013, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the period ended September 30, 2013, the following Funds incurred expenses pursuant to the Plan:
	Class A	Class C
International Fund	$433	$658
Global Fund	306	306
Emerging Markets Fund	236,060	8,495
International Small Cap Fund	43,767	2,744
Core Plus Fund	1,654	N/A
Credit Focus Yield Fund	6,317	N/A

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Classes C, E and I of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or subaccounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to Class C, Class E and Class I, respectively (the “Service Fee”). For the period ended September 30, 2013, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$220	$20,915	$187,315
Global Fund	102	122	16,773
Emerging Markets Fund	2,832	N/A	89,891
International Small Cap Fund	915	N/A	22,382
Core Plus Fund	N/A	10,817	13,874
Credit Focus Yield Fund	N/A	N/A	4,340

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the period ended September 30, 2013:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$73,345,089	$85,856,155
Global Fund	$—	$—	$9,602,515	$7,929,695
Emerging Markets Fund	$—	$—	$235,146,568	$57,931,289
International Small Cap Fund	$—	$—	$57,770,273	$17,235,110
Core Plus Fund	$10,936,974	$8,321,453	$2,603,526	$2,293,190
Credit Focus Yield Fund	$8,981,017	$4,527,935	$7,663,587	$1,551,208

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/13		9/30/12		9/30/13		9/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	45	$684	—	$—	7	$158	5	$110
Class C	28	420	N/A	N/A	5	117	N/A	N/A
Class E	999	14,506	292	3,889	—	11	2	39
Class I	8,351	121,636	6,652	87,660	287	6,213	297	5,822
Issued on
Reinvestment
of Distributions
Class A	—	7	—	—	—	2	—	1
Class C	—	4	N/A	N/A	—	2	N/A	N/A
Class E	49	676	10	131	—	10	1	16
Class I	1,440	19,740	1,483	19,328	52	1,097	154	2,936
Shares Redeemed
Class A	(2)	(31)	—	—	—	(1)	(2)	(31)
Class C	(1)	(20)	N/A	N/A	—	—	N/A	N/A
Class E	(168)	(2,410)	(145)	(1,904)	—	(9)	(3)	(66)
Class I	(10,745)	(156,239)	(16,999)	(223,834)	(201)	(4,230)	(863)	(16,826)
Net Increase/
(Decrease)
Resulting from
Fund Share
Transactions	(4)	$(1,027)	(8,707)	$(114,730)	150	$3,370	(409)	$(7,999)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund				International Small Cap Fund
	Year Ended		Year Ended		Year Ended		Period Ended
	9/30/13		9/30/12		9/30/13		930/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	9,423	$85,287	4,535	$40,023	2,208	$26,831	560	$5,485
Class C	585	5,233	N/A	N/A	112	1,409	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	19,420	176,110	7,453	64,976	2,512	29,929	3,640	36,401
Issued on
Reinvestment
of Distributions
Class A	431	3,763	96	795	22	257	—	—
Class C	3	25	N/A	N/A	—	2	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	887	7,755	218	1,813	93	1,057	—	—
Shares Redeemed
Class A	(3,182)	(28,458)	(1,922)	(16,169)	(508)	(6,445)	(6)	(60)
Class C	(16)	(135)	N/A	N/A	—	(3)	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(4,126)	(37,498)	(1,851)	(16,510)	(319)	(3,648)	—	—
Net Increase
Resulting from
Fund Share
Transactions	23,425	$212,082	8,529	$74,928	4,120	$49,389	4,194	$41,826

	Core Plus Fund				Credit Focus Yield Fund
	Year Ended		Year Ended		Year Ended		Period Ended
	9/30/13		9/30/12		9/30/13		9/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	167	$1,568	N/A	$ N/A	413	$4,286	—	$—
Class E	198	1,874	437	4,103	N/A	N/A	N/A	N/A
Class I	1,880	17,634	367	3,447	559	5,818	1,830	18,478
Issued on
Reinvestment
of Distributions
Class A	2	19	N/A	N/A	5	52	—	—
Class E	29	271	29	269	N/A	N/A	N/A	N/A
Class I	126	1,181	153	1,422	67	693	29	295
Shares Redeemed
Class A	(11)	(108)	N/A	N/A	(4)	(36)	—	—
Class E	(816)	(7,693)	(162)	(1,524)	N/A	N/A	N/A	N/A
Class I	(1,407)	(13,114)	(375)	(3,525)	—	(2)	—	—
Net Increase
Resulting from
Fund Share
Transactions	168	$1,632	449	$4,192	1,040	$10,811	1,859	$18,773

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

			Emerging
	International	Global	Markets
	Fund	Fund	Fund
Cost of investments for tax purposes	$423,996,795	$34,246,188	$434,597,542
Gross tax unrealized appreciation	69,489,591	7,368,118	40,785,980
Gross tax unrealized depreciation	(60,482,007)	(1,366,848)	(51,257,019)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	9,007,584	6,001,270	(10,471,039)
Distributable ordinary income	—	158,299	3,281,972
Distributable long-term capital gains	—	1,113,230	8,755,523
Total distributable earnings	—	1,271,529	12,037,495
Other accumulated gains/(losses)	(116,531,574)	(23,829)	(183,725)
Total accumulated earnings	$(107,523,990)	$7,248,970	$1,382,731

	International
	Small Cap	Core Plus	Credit Focus
	Fund	Fund	Yield Fund
Cost of investments for tax purposes	$99,768,870	$31,514,184	$28,905,556
Gross tax unrealized appreciation	22,258,140	1,794,029	846,136
Gross tax unrealized depreciation	(8,237,120)	(643,631)	(511,624)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	14,021,020	1,150,398	334,512
Distributable ordinary income	5,013,168	—	4,437
Distributable long-term capital gains	4,075,183	49,797	35,212
Total distributable earnings	9,088,351	49,797	39,649
Other accumulated gains/(losses)	(53,712)	(797)	(9,411)
Total accumulated earnings	$23,057,783	$1,199,398	$364,750

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The tax composition of dividends for the periods ended September 30, 2013 for the Fund, were as follows:

	Ordinary	Long Term Capital	Return of
	Income Total	Gains Total	Capital Total
International Fund	$22,510,115	$—	$251,542
Global Fund	$1,506,408	$470,907	$—
Emerging Markets Fund	$9,388,621	$2,564,709	$—
International Small Cap Fund	$1,497,320	$59,783	$—
Core Plus Fund	$1,307,835	$343,555	$—
Credit Focus Yield Fund	$678,771	$63,200	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2013.

At September 30, 2013, the International Fund had net realized losses on investment and foreign currencies between November 1, 2012 and September 30, 2013 of $282,819, which were deferred for tax purposes and recognized on October 1, 2013.

As of September 30, 2013 the Funds had capital losses expiring as indicated below:

Fund	2018	Indefinite
International Fund	$29,067,216	$87,287,322
Global Fund	—	—
Emerging Markets Fund	—	—
International Small Cap Fund	—	—
Core Plus Fund	—	—
Credit Focus Yield Fund	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2013, the International Fund increased undistributed net investment income/loss by $495,233, decreased accumulated net realized gain/loss by $243,691 and decreased paid in capital by $251,542, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $6,205 and decreased accumulated net realized gain/loss by $6,205. The Emerging Markets Fund increased undistributed net investment income/loss by $988,989, decreased accumulated net realized gain/loss by $989,007 and increased paid in capital by $18. The International Small Cap Fund increased undistributed net investment income/loss by $7,944 and decreased accumulated net realized gain/loss by $7,944. The Core Plus Fund increased undistributed net investment income/loss by $115,692 and decreased accumulated net realized

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (continued)

gain/loss by $115,692.  The Credit Focus Yield Fund decreased undistributed net investment income/loss by $4 and increased accumulated net realized gain/loss by $4. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 − OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets and International Small Cap Funds, and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 − OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2013, the Advisor or affiliates of the Advisor beneficially owned shares of the Funds as follows:

	International Fund			Global Fund
	Class A	Class C	Class E	Class A	Class C	Class E	Class I
Shares	7	71	8,171	5	48	6,305	938,760
Percent of total
outstanding shares	0.02%	0.30%	0.60%	0.05%	0.94%	63.10%	58.12%

						Credit
	International					Focus
	Small Cap					Yield
	Fund		Core Plus Fund			Fund
	Class C	Class I	Class A	Class E	Class I	Class I
Shares	84	2,249,138	104	686	609,545	2,446,676
Percent of total
outstanding shares	0.08%	41.51%	0.07%	0.55%	18.94%	98.64%

Brandes Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Fund, Brandes International Small Cap Equity Fund, Brandes Core Plus Fixed Income Fund, and Brandes Credit Focus Yield Fund (hereinafter collectively referred to as the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Brandes International Equity Fund and Brandes Core Plus Fixed Income Fund for each of the two years in the period ended September 30, 2010, and the financial highlights for Brandes Global Equity Fund for the period ended September 30, 2010, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Los Angeles, California
November 26, 2013

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2013, 0.00%, 0.00%, 0.01%, 0.00%, 99.84% and 100.00% of the ordinary distributions paid by the International, Global, Emerging, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c).  For the periods ended September 30, 2013, 0.00%, 1.57%, 25.70%, 37.65%, 2.79% and 12.64% of the ordinary distributions paid by the International, Global, Emerging, International Small Cap, Core Plus and Credit Focus Yield Funds, respectively, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%, 100.00%, 72.32%, 8.07%, 1.96% and 4.48% for the International, Global, Emerging, International Small Cap, Core Plus, and Credit Focus Yield Funds, respectively.  Of the dividends paid by the International, Global, Emerging, International Small Cap, Core Plus, and Credit Focus Yield Funds, 0.00%, 34.00%, 0.00%, 0.00%, 1.96% and 4.48%, respectively, qualify for the corporate dividends received deduction.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

For the Year Ended September 30, 2013, the International Fund, Global Fund, Emerging Markets, and International Small Cap Fund earned foreign source income from dividends earned and paid foreign taxes, as noted below, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code, with the exception of the foreign taxes paid in Malaysia, the Czech Republic, and the United Kingdom.  The Malaysia, Czech Republic, and United Kingdom foreign taxes paid by the Funds do not qualify to be passed through to the Funds’ shareholders.

	Gross Foreign Income
				International
	International	Global	Emerging	Small Cap
	Fund	Fund	Markets	Fund
Australia	$—	$—	$—	$2,747
Austria	—	—	127,913	—
Bermuda	—	—	85,176	48,739
Brazil	973,172	24,789	1,981,248	752
Canada	—	—	—	79,255
Cayman Islands	—	—	491,815	—
Czech Republic	—	—	—	—
Denmark	—	—	—	14,318
France	3,001,172	135,430	—	100,090
Germany	751,769	38,790	—	—
Hong Kong	—	—	763,278	116,553
Hungary	—	—	345,822	—
India	—	—	602,359	54,708
Ireland	406,612	26,850	—	13,699
Israel	—	—	11,118	—
Italy	1,388,602	99,489	—	119,676
Japan	2,705,765	171,875	—	478,753
Luxembourg	—	—	129,188	—
Malaysia	—	12,621	102,628	—
Mexico	89,089	6,285	164,237	21,186
Netherlands	1,145,229	62,091	—	—
Pakistan	—	—	35,249	—
Panama	—	—	239,361	52,496
Russia	286,736	18,834	736,125	—
Singapore	—	—	53,396	67,403
South Africa	—	—	193,909	—
South Korea	111,960	—	634,807	20,575
Sweden	233,104	18,702	—	—
Switzerland	558,279	48,178	—	52,981
Taiwan	—	—	229,237	—
Turkey	—	—	90,622	28,064
United Arab Emirates	—	—	235,558	1,794
United Kingdom	3,123,370	165,897	70,994	219,339
	$14,774,859	$829,831	$7,324,040	$1,493,128

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

	Foreign Tax Paid
				International
	International	Global	Emerging	Small Cap
	Fund	Fund	Markets	Fund
Australia	$—	$—	$—	$—
Austria	—	—	19,187	—
Bermuda	—	—	—	—
Brazil	63,497	1,206	170,710	—
Canada	—	—	—	11,888
Cayman Islands	—	—	—	—
Czech Republic	—	—	6,739	—
Denmark	—	—	—	2,148
France	448,408	20,536	—	15,014
Germany	37,044	—	—	—
Hong Kong	—	—	60,329	3,776
Hungary	—	—	—	—
India	—	—	—	—
Ireland	—	—	—	(33)
Israel	—	—	2,780	—
Italy	189,100	14,855	—	16,402
Japan	193,367	12,281	—	34,217
Luxembourg	—	—	—	—
Malaysia	—	3,155	25,657	—
Mexico	—	—	26,994	6,793
Netherlands	171,784	9,322	—	—
Pakistan	—	—	3,525	—
Panama	—	—	—	—
Russia	45,050	2,825	110,046	—
Singapore	—	—	—	—
South Africa	—	—	29,086	—
South Korea	22,790	—	134,317	4,394
Sweden	34,966	2,805	—	—
Switzerland	—	—	—	7,947
Taiwan	—	—	45,847	—
Turkey	—	—	13,593	4,210
United Arab Emirates	—	—	—	—
United Kingdom	312,337	16,590	—	21,934
	$1,518,343	$83,575	$648,810	$128,690

Brandes Investment Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Funds investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 72)			North America from
2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005;	7	Bridge Builder
11988 El Camino Real,	and	April	Director, Investment		Trust
Suite 600	Chairman	2008	Management and
San Diego, CA 92130			other positions of
(Age 56)			Russell Investment
Group from 1982
to 2005.

Robert M. Fitzgerald, CPA	Trustee	Since	Retired from	7	Hotchkis and
11988 El Camino Real,		April	2002 − 2005 and		Wiley Mutual
Suite 600		2008	since 2007; Chief		Funds.
San Diego, CA 92130			Financial Officer,
(Age 61)			National Retirement
Partners from 2005
to 2007.

Brandes Investment Trust

INFORMATION ABOUT TRUSTEES AND OFFICERS — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Craig Wainscott	Trustee	Since	Retired since 2006;	7	None
11988 El Camino Real,		February	Managing Director
Suite 600		2012	and other positions,
San Diego, CA 92130			US Mutual Funds,
(Age 52)			Russell Investments,
from 1982 to 2006;
currently Partner
with The Paradigm
Project and advisor to
early-stage companies.

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 50)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 52)

Officers of the Trust
Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel to the
Suite 600		2003	Advisor since
San Diego, CA 92130			January 2006;
(Age 42)			Counsel to the
Advisor from
July 2000 to
January 2006.

Brandes Investment Trust

INFORMATION ABOUT TRUSTEES AND OFFICERS — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee
Gary Iwamura	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 56)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc., March 2008
San Diego, CA 92130			to present; Vice
(Age 62)			President, Citi
Fund Services,
September 1996 to
March 2008.
__________
(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Fund, the Brandes International Small Cap Equity Fund, the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Separately Managed
Account Reserve Trust

ANNUAL REPORT

For the year ended
September 30, 2013

Brandes Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (SMART) Fund gained 4.42% for the 12 months ended September 30, 2013, while its benchmark, the Barclays U.S. Aggregate Bond Index, returned -1.68% and the Barclays U.S. Intermediate Credit Bond Index rose 0.09%.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in its composition during the fiscal year. I will also discuss how the Fund is positioned for the future.

The Markets
Fixed-income markets recorded gains early in the Fund’s fiscal year, boosted by stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, strong corporate fundamentals and robust supply/demand technicals.

The positive momentum shifted, however, in the first quarter of 2013 with the markets moving mostly sideways. It is interesting to note that the quarter marked the first negative quarterly return for the Barclays U.S. Aggregate Bond Index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006. Market declines continued into the second quarter of 2013. In May, Federal Reserve Chairman Ben Bernanke mentioned the possibility of tapering the Fed’s unprecedented bond-purchase program if the economic data continues to improve. Virtually all markets globally reacted as if the punch bowl was being taken away prematurely from a rollicking party.

Nonetheless, major fixed-income indices recovered some lost ground in the third quarter of 2013, boosted by the Fed’s decision to keep the “easy-money” party going for the indefinite future, which in turn delivered a surprise to the markets.

After the June 2013 meeting of the Federal Open Market Committee, the Fed Chairman indicated that tapering the Fed’s quantitative easing program, designed to stimulate economic growth, could begin relatively soon, and certainly before year end. However, at a scheduled meeting in September, the Fed decided to postpone dialing down its highly accommodative monetary policy. By then, the markets had long since moved on from discounting the onset of the taper, and trained their sights more on its actual dollar amount — with the estimated reduction of the Fed’s purchases of Treasury and mortgage- backed securities (MBS) of $10 billion to $15 billion per month fully discounted by the markets.

The Fund
During the fiscal year, the Fund’s positive performance relative to the benchmark was led by select corporate bond holdings that included banks, life insurance firms

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Brandes Separately Managed Account Reserve Trust

and independent energy companies. The Fund’s excess yield compared to the benchmark also helped relative returns.

Additionally, the Fund’s allocation to asset-backed securities (ABS) backed by pools of private student loans aided performance. Toward the close of the fiscal year, we started to see stabilization in the performance of the underlying student loan collateral, a trend that is beginning to flow through to the market prices for these securities. Corporate bond holdings in the building products and insurance industries also contributed positively to performance.

Relative returns during the period were hurt by a Mexican homebuilding bond and corporate holdings in money-center banks.

Fund activity during the period included initiating positions in the following: Preferred stock in business-services firm Pitney Bowes International; financial services company ING U.S.; integrated steel and mining firm ArcelorMittal; medical laboratory services firm Laboratory Corp; U.S.-dollar denominated issues of Israel Electric Corp; Canadian pharmaceutical company Valeant Pharmaceuticals; and Mexican homebuilder Urbi Desarrollos Urbanos. Selling activity was limited to a pare-back of Mohawk Industries, a buildings product company that approached our estimate of its fair value, and the full sale of a subprime ABS originally issued by Countrywide. Toward the close of the Fund’s fiscal year, we added to our holding in energy firm Chesapeake Energy, financial company J.P. Morgan and US Bancorp. We sold our entire position in electric house-ware manufacturer Spectrum Brands as it traded through our estimate of its fair value.

The duration of the Fund at the end of the quarter remained shorter than that of the benchmark. The Fund’s excess yield compared to the benchmark helped relative returns. The largest overweight was to the corporate sector, where overweight positions relative to the benchmark were in the financial, utility and homebuilding/building products industries. The Fund remained underweight agency mortgage-backed pass-through securities in favor of MBS that, in our view, offer a more compelling value proposition than agency pass throughs: non-agency MBS, trust Interest Only MBS, and private student loan ABS.

Our Outlook
We believe the Brandes SMART Fund remains defensively positioned both with respect to interest-rate sensitivity and allocation to value credit opportunities.

We endeavored to create a bottom-up fixed-income investment philosophy and process 14 years ago based upon the value principles of Benjamin Graham. Then, and now, we believed that by focusing on fundamentals and attempting to ignore the noise in the market we could pursue value for our clients’ fixed-income portfolios over the long term. One of the distinguishing features of our value

2

Brandes Separately Managed Account Reserve Trust

process is our willingness to accept short-term price volatility that, in our view, is unrelated to underlying credit fundamentals.
We firmly believe in the continued efficacy of the value investing process. We feel strongly that the markets going forward will regularly offer patient long-term investors additional mispriced opportunities. We remain singularly focused on pursuing value over the long term and are thankful for the patience and trust that you have placed in us to implement this philosophy and process on your behalf.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Past performance does not guarantee future results.

Market conditions may impact performance.  The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The Fund’s use of derivative instruments, such as options

3

Brandes Separately Managed Account Reserve Trust

contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States.  Stock and bond prices will experience market fluctuations.  Please note that the value of government securities and bonds in general have an inverse relationship to interest rates.  Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment.  There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses.  In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide
The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

4

Brandes Separately Managed Account Reserve Trust

The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities.  Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years.  Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively.  When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating.  When a rating from only two agencies is available, the lower (“most conservative”) of the two is used.  When a rating from only one agency is available, that rating is used to determine Index eligibility.  The index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

5

Brandes Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2013 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $10,000 Since Inception

	Average Annual Total Return
	Periods Ended September 30, 2013
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/3/05)
Separately Managed Account
Reserve Trust	4.42%	7.94%	12.65%	6.04%
Barclays Capital
U.S. Aggregate Index	-1.68%	2.86%	5.41%	4.97%
Barclays Capital
U.S. Intermediate Credit Index	0.09%	3.71%	7.70%	5.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

6

Brandes Separately Managed Account Reserve Trust

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
September 30, 2013

7

Brandes Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (the “Period”).

Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$996.50	0.00%	$0.00

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Brandes Separately Managed Account Reserve Trust

Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	the Period*
Separately Managed Account
Reserve Trust**	$1,000.00	$1,025.07	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).
**
No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2013

	Principal
	Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.67%

Fannie Mae Interest Only Strip – 0.67%
5.500%, 01/01/2036	$2,271,890	$357,651
6.000%, 06/01/2036	2,906,290	493,165
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS
(Cost $1,136,479)		$850,816

OTHER MORTGAGE RELATED SECURITIES – 5.45%

Collateralized Mortgage Obligations – 0.01%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.782%, 10/25/2036	$18,617	$17,924

Near Prime Mortgage – 3.32%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.674%, 10/25/2035	3,414,163	3,309,348
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.636%, 03/20/2036	1,127,776	878,124
		4,187,472
Sub-Prime Mortgages – 2.12%
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.349%, 04/25/2036	1,851,866	1,715,233
Structured Asset Investment Loan Trust
Series A3, 0.564%, 07/25/2035	986,690	958,891
		2,674,124
TOTAL OTHER MORTGAGE RELATED SECURITIES
(Cost $6,652,478)		$6,879,520

US GOVERNMENTS – 2.97%
Sovereign – 2.97%
United States Treasury Bond
4.750%, 02/15/2037	1,535,000	$1,834,325
United States Treasury Note
2.000%, 02/15/2023	2,005,000	1,909,606
TOTAL US GOVERNMENTS
(Cost $3,463,719)		$3,743,931

	Shares	Value
COMMON STOCKS – 0.39%

Paper & Forest Products – 0.36%
Resolute Forest Products, Inc. (a)	34,174	$451,781

Semiconductors – 0.03%
MagnaChip Semiconductor Corp. (a)	2,010	43,275
TOTAL COMMON STOCKS
(Cost $3,375,523)		$495,056

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Shares	Value
PREFERRED STOCKS – 4.03%

Banks & Thrifts – 2.68%
Ally Financial, Inc., 8.500%	126,200	$3,379,636

Technology Hardware & Equipment – 1.35%
Pitney Bowes International Holdings, Inc., 6.125% (b)	1,720	1,709,895
TOTAL PREFERRED STOCKS
(Cost $4,597,410)		$5,089,531

	Principal
	Amount	Value
ASSET BACKED SECURITIES – 4.01%

Student Loan – 4.01%
National Collegiate Student Loan Trust
Series A-4, 0.484%, 10/25/2033	$1,500,000	$701,250
SLM Student Loan Trust
Series 2004-B, 0.684%, 09/15/2033	1,500,000	1,160,243
Series 2005-A, 0.564%, 12/15/2038	1,865,000	1,393,612
Series 2006-A, 0.544%, 06/15/2039	2,200,000	1,805,267
TOTAL ASSET BACKED SECURITIES
(Cost $5,600,875)		$5,060,372

CORPORATE BONDS – 80.32%

Advertising – 3.25%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	3,920,000	$4,106,200

Banks & Thrifts – 13.62%
Ally Financial, Inc.
6.750%, 12/01/2014	3,041,000	3,193,050
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,923,653
JP Morgan Chase & Co.
7.900%, Perpetual	5,620,000	6,097,699
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,168,174
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,812,404
		17,194,980
Building Materials – 9.61%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	2,154,564
Masco Corp.
6.125%, 10/03/2016	4,040,000	4,469,250
Mohawk Industries, Inc.
6.375%, 01/15/2016	1,570,000	1,727,000

The accompanying notes are an integral part of this Schedule of Investments.

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SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Owens Corning
6.500%, 12/01/2016	$750,000	$837,121
USG Corp.
6.300%, 11/15/2016	2,790,000	2,950,425
		12,138,360
Diversified Financial Services – 5.99%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,281,880
International Lease Finance Corp.
6.625%, 11/15/2013	1,350,000	1,356,750
SLM Corp.
5.000%, 10/01/2013	2,920,000	2,920,000
		7,558,630
Electric Utilities – 9.48%
EDP Finance BV
4.900%, 10/01/2019 (b)	4,450,000	4,394,376
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	3,990,175
Israel Electric Corporation Ltd. (b)
7.250%, 01/15/2019	3,275,000	3,582,031
		11,966,582
Energy – 1.37%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,736,020

Food, Beverage & Tobacco – 5.64%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	1,946,625
Tyson Foods, Inc.
6.600%, 04/01/2016	4,615,000	5,174,172
		7,120,797
Forest Products & Paper – 1.50%
Sappi Papier Holding GmbH (b)
7.750%, 07/15/2017	1,825,000	1,898,000

Healthcare Providers & Services – 0.96%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	1,250,000	1,217,894

Homebuilders – 10.54%
Centex Corp.
6.500%, 05/01/2016	2,695,000	2,977,975
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,510,125

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Principal
	Amount	Value
Toll Brothers Finance Corp.
5.150%, 05/15/2015	$4,235,000	$4,457,338
Urbi Desarrollos Urbanos SA
9.500%, 01/21/2020 (b)(d)	8,000,000	1,360,000
		13,305,438
Insurance – 5.96%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,069,026
5.875%, 08/15/2020	1,250,000	1,441,523
ING US, Inc.
5.500%, 07/15/2022	2,220,000	2,389,916
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	1,490,000	1,622,246
		7,522,711
Media – 0.92%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,162,869

Oil & Gas – 3.94%
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,821,624
El Paso Corp.
7.000%, 06/15/2017	1,035,000	1,154,308
		4,975,932
Pharmaceutical – 1.10%
Valeant Pharmaceuticals International
6.750%, 08/15/2018 (b)	1,300,000	1,391,000
Retail – 2.40%

Marks & Spencer Plc
7.125%, 12/01/2037 (b)	2,975,000	3,033,066

Technology Hardware & Equipment – 1.02%
ArcelorMittal SA
6.000%, 03/01/2021	1,255,000	1,286,375

Telecommunications – 1.85%
Telecom Italia Capital SA
6.999%, 06/04/2018	840,000	922,277
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,423,307
		2,345,584
Utilities – 1.17%
Edison Mission Energy
7.000%, 05/15/2017 (d)	2,230,000	1,477,375
TOTAL CORPORATE BONDS
(Cost $93,725,251)		$101,437,813

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS — September 30, 2013 (continued)

	Contracts	Value
WARRANTS – 0.05%
Semiconductors – 0.05%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97 (a)(c)	80,400	$57,989
TOTAL WARRANTS
(Cost $863,486)		$57,989

	Principal
	Amount	Value
REPURCHASE AGREEMENTS – 0.66%

Repurchase Agreement – 0.66%
State Street Bank and Trust Repurchase Agreement,
(Dated 09/30/13), due 10/1/13, 0.00% [Collateralized
by $940,000 Fannie Mae Bond, 2.08%, 11/02/22,
(Market Value $873,426)] (proceeds $828,965)	$828,965	$828,965
TOTAL REPURCHASE AGREEMENTS (Cost $828,965)		$828,965
Total Investments (Cost $120,244,186) – 98.55%		$124,443,993
Other Assets in Excess of Liabilities – 1.45%		1,825,300
TOTAL NET ASSETS – 100.00%		$126,269,293
__________
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $17,368,368 which represents 13.76% of total net assets.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security is deemed illiquid and represents $57,989 or 0.05% of the Fund’s net assets and is classified as a Level 2 security. See Note 2 in the Notes to Financial Statements.

(d)	In default.

The accompanying notes are an integral part of this Schedule of Investments.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2013

ASSETS
Investments in securities, at cost	$120,244,186
Investments in securities, at value	$124,443,993
Receivables:
Fund shares sold	525,227
Dividends and interest	1,923,540
Total Assets	126,892,760
LIABILITIES
Payables:
Fund shares redeemed	610,450
Distributions payable	13,017
Total Liabilities	623,467
NET ASSETS	$126,269,293
COMPONENTS OF NET ASSETS
Paid-in capital	$149,800,953
Undistributed net investment income	202,052
Accumulated net realized loss on investments	(27,933,519)
Net unrealized appreciation on:
Investments	4,199,807
Total Net Assets	$126,269,293
Net asset value, offering price and redemption proceeds per share
Net Assets	$126,269,293
Shares outstanding (unlimited shares authorized without par value)	14,208,867
Offering and redemption price	$8.89

The accompanying notes to financial statements are an integral part of this statement.

15

Brandes Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS — For the Year Ended September 30, 2013

INVESTMENT INCOME
Income
Dividend income	$377,450
Interest income	6,846,494
Miscellaneous income	151,620
Total income	7,375,564
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	7,375,564
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on Investments	(1,917,766)
Net unrealized appreciation on:
Investments	275,348
Net realized and unrealized loss on investments	(1,642,418)
Net increase in net assets resulting from operations	$5,733,146

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,375,564	$8,112,112
Net realized gain (loss) on:
Investments	(1,917,766)	421,276
Net change in unrealized appreciation on:
Investments	275,348	11,507,728
Net increase in net assets
resulting from operations	5,733,146	20,041,116
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,462,478)	(8,827,035)
Decrease in net assets from distributions	(7,462,478)	(8,827,035)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,518,289	21,773,905
Net asset value of share issued
on reinvestment of distributions	6,645,826	2,132,311
Cost of shares redeemed	(48,751,533)	(35,956,687)
Net decrease in net assets
from capital share transactions	(13,587,418)	(12,050,471)
Total Decrease in net assets	(15,316,750)	(836,390)
NET ASSETS
Beginning of the Period	141,586,043	142,422,433
End of the Period	$126,269,293	$141,586,043
Undistributed net investment income	$202,052	$127,993

The accompanying notes to financial statements are an integral part of this statement.

17

Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2013	2012	2011	2010	2009
Net asset value,
beginning of period	$9.01	$8.32	$8.46	$7.46	$6.97
Income from
investment operations:
Net investment income	0.51 (2)	0.49 (2)	0.52 (2)	0.60 (2)	0.64
Net realized and unrealized
gain/(loss) on investments	(0.12)	0.73	(0.12)	0.97	0.47
Total from investment operations	0.39	1.22	0.40	1.57	1.11
Less dividends and distributions:
Dividends from net
investment income	(0.51)	(0.53)	(0.54)	(0.57)	(0.62)
Total dividends and distributions	(0.51)	(0.53)	(0.54)	(0.57)	(0.62)
Net asset value, end of period	$8.89	$9.01	$8.32	$8.46	$7.46
Total return	4.42%	15.13%	4.61%	21.81%	18.25%
Net assets, end of period (millions)	$126.3	$141.6	$142.4	$158.5	$157.5
Ratio of net expenses
to average net assets(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income
to average net assets(1)	5.61%	5.66%	5.98%	7.53%	10.15%
Portfolio turnover rate	28.88%	27.44%	56.16%	36.90%	40.53%
__________

(1)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

(2)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

18

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 − ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.

NOTE 2 − SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.
Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign

19

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

C.
Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.

D.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.

F.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute

20

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2010 through 2013). As of September 30, 2013, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2013. The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.
Fair Value Measurements. The Trust has adopted accounting principles generally accepted in the United States of America (“US GAAP”) related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among broker market makers.

21

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

I.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term securities, including U.S. Government and other fixed income securities, with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

22

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. None of the Fund’s securities were fair valued utilizing this method as of September 30, 2013.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

23

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Warrants are fair valued by the Valuation Committee based on intrinsic value, which is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant, including the affect of any relevant conversion ratios. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investment in Securities
SMART Fund
Equities*	$495,056	$—	$—	$495,056
Preferred Stocks	3,379,636	1,709,895	—	5,089,531
Asset Backed Securities	—	—	5,060,372	5,060,372
Corporate Bonds	—	101,437,813	—	101,437,813
Government Securities	—	3,743,931	—	3,743,931
Mortgage Backed Securities	—	6,879,520	850,816	7,730,336
Warrants	—	57,989	—	57,989
Repurchase Agreements	—	828,965	—	828,965
Total Investments in Securities	$3,874,692	$114,658,113	$5,911,188	$124,443,993

*	Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Below are the transfers into or out of levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

SMART Fund
Transfers into Level 1	$—
Transfers out of Level 1	—
Net Transfers in/(out) of Level 1	$—
Transfers into Level 2	$57,989
Transfers out of Level 2	—
Net Transfers in/(out) of Level 2	$57,989

Below is a reconciliation that details the activity of securities in Level 3 during the year ended September 30, 2013:

Beginning Balance − October 1, 2012	$5,754,365
Purchases	—
Sales	(690,351)
Transfers into level 3	—
Transfers out of level 3	(57,989)
Realized losses	(2,223,255)
Change in unrealized gains	3,128,418
Ending Balance − September 30, 2013	$5,911,188

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of Assets & Liabilities. As of September 30, 2013, the Fund had $826,166 of unrealized losses from Level 3 securities.

The following table presents information about unobservable inputs related to the Trust’s categories of Level 3 investments as of September 30, 2013:

	Fair value	Valuation
	at 9/30/13	Techniques	Unobservable Inputs	Ranges
Student Loans	$5,060,372	Consensus	Third party inputs	N/A
		pricing
			Prepayment speeds	2 − 4%
Federal & Federally	$850,816	Consensus	Third party inputs	N/A
Sponsored Credits		pricing

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant and significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

NOTE 3 − INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.
Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.

B.
Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.

C.
Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

NOTE 4 − PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the year ended September 30, 2013:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$21,056,975	$33,331,173	$16,177,693	$14,590,218

NOTE 5 − CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the years ended September 30, 2013 and 2012, was as follows (shares and dollar amounts in thousands):

	September 30, 2013		September 30, 2012
	Shares	Amount	Shares	Amount
Shares Sold	3,149	$28,518	2,514	$21,774
Issued on Reinvestment of Distributions	734	6,646	247	2,132
Shares Redeemed	(5,395)	(48,751)	(4,155)	(35,956)
Net (Decrease) Resulting from
Fund Share Transactions	(1,512)	$(13,587)	(1,394)	$(12,050)

NOTE 6 − FEDERAL INCOME TAX MATTERS

As of September 30, 2013, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$120,348,004
Gross tax unrealized appreciation	10,362,242
Gross tax unrealized depreciation	(6,266,253)
Net unrealized appreciation on investments	4,095,989
Distributable ordinary income	202,052
Distributable long-term capital gains	—
Total distributable earnings	202,052
Other accumulated losses	(27,829,701
Total accumulated losses	$(23,531,660)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS (continued)

basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

As of September 30, 2013, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively. As of September 30, 2013, the Fund had a capital loss with an indefinite expiration in the amount of $890,642.

The tax composition of dividends for the period ended September 30, 2013 for the Fund was as follows:

Ordinary	Long Term	Return
Income Total	Capital Gains Total	of Capital
$7,462,478	$ —	$ —

At September 30, 2013, the Fund had net realized losses on investments and foreign currencies of $2,212,739 which are deferred for tax purposes and were recognized on October 1, 2013.

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $160,973 and accumulated net realized loss was decreased by $160,973.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 − OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2013, the Advisor or an affiliate of the Advisor beneficially owned 724,402 shares of the Fund which comprised 5.11% of the total outstanding shares.

29

Brandes Separately Managed Account Reserve Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Brandes Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes Separately Managed Account Reserve Trust (hereinafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended September 30, 2010, were audited by other auditors whose report dated November 24, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Los Angeles, California
November 26, 2013

30

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http:// www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

TAX NOTICE

For the periods ended September 30, 2013, 98.34% of the ordinary distributions paid by the SMART Fund qualify as interest related dividends under Internal Revenue Code Section 87(k)(1)(c).  For the periods ended September 30, 2013, none of the ordinary distributions paid by SMART Fund, were designated as short-term gain distributions under Internal Revenue Code Section 871(k)(2)(c).

The percentage of dividend income distributed for the year ended September 30, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 4.94% for the SMART Fund. Of the dividends paid by the SMART Fund, 4.94% qualify for the corporate dividends received deduction.

31

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Independent Trustees(2)

J. Michael Gaffney, CFA	Trustee	Since	Independent	7	None
11988 El Camino Real,		June	Consultant,
Suite 600		2004	NATIXIS Global
San Diego, CA 92130			Asset Management,
(Age 72)			North America from
2004 to 2011.

Jean E. Carter	Trustee	Since	Retired since 2005;	7	Bridge Builder
11988 El Camino Real,	and	April	Director, Investment		Trust
Suite 600	Chairman	2008	Management and
San Diego, CA 92130			other positions of
(Age 56)			Russell Investment
Group from 1982
to 2005.

Robert M. Fitzgerald, CPA	Trustee	Since	Retired from	7	Hotchkis and
11988 El Camino Real,		April	2002 − 2005 and		Wiley Mutual
Suite 600		2008	since 2007; Chief		Funds.
San Diego, CA 92130			Financial Officer,
(Age 61)			National Retirement
Partners from 2005
to 2007.

32

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Craig Wainscott	Trustee	Since	Retired since 2006;	7	None
11988 El Camino Real,		February	Managing Director
Suite 600		2012	and other positions,
San Diego, CA 92130			US Mutual Funds,
(Age 52)			Russell Investments,
from 1982 to 2006;
currently Partner
with The Paradigm
Project and advisor to
early-stage companies.

“Interested” Trustees(3)

Oliver Murray	Trustee	Since	Chief Executive	7	None
11988 El Camino Real,		February	Officer, Brandes
Suite 600		2012	Investment Partners
San Diego, CA 92130			& Co.; Managing
(Age 50)			Director − PMCS of
Brandes Investment
Partners, L.P., the
investment advisor
to the Funds
(the “Advisor”).

Jeff Busby	Trustee	Since	Executive Director	7	None
11988 El Camino Real,	and	July	of the Advisor.
Suite 600	President	2006
San Diego, CA 92130
(Age 52)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since	Associate General	N/A	N/A
11988 El Camino Real,		June	Counsel to the
Suite 600		2003	Advisor since
San Diego, CA 92130			January 2006;
(Age 42)			Counsel to the
Advisor from
July 2000 to
January 2006.

33

Brandes Separately Managed Account Reserve Trust

TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Term of
		Office		Number	Other
		and	Principal	of Trust	Directorships/
	Position(s)	Length	Occupation	Series	Trusteeships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Age	Trust	Served(1)	5 Years	by Trustee	Trustee

Gary Iwamura	Treasurer	Since	Finance Director	N/A	N/A
11988 El Camino Real,		September	of the Advisor.
Suite 600		1997
San Diego, CA 92130
(Age 56)

George Stevens	Chief	Since	Director, Beacon	N/A	N/A
11988 El Camino Real,	Compliance	January	Hill Fund Services,
Suite 600	Officer	2010	Inc., March 2008
San Diego, CA 92130			to present; Vice
(Age 62)			President, Citi
Fund Services,
September 1996
to March 2008.
__________
(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

34

(This Page Intentionally Left Blank.)

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert Fitzgerald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$229,300	$221,000
Audit-Related Fees	None	None
Tax Fees	$46,382	$44,982
All Other Fees	None	None

The registrant’s audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser for the last two years.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)*                   /s/ Jeff Busby
Jeff Busby, President

Date     December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeff Busby
Jeff Busby, President

Date     December 3, 2013

By (Signature and Title)*                    /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date     December 3, 2013

* Print the name and title of each signing officer under his or her signature.